Document and Entity Information	3 Months Ended	12 Months Ended
	Mar. 31, 2012	Dec. 31, 2011
Document and Entity Information [Abstract]
Entity Registrant Name	GreenHunter Energy, Inc.	GreenHunter Energy, Inc.
Entity Central Index Key	0001410056	0001410056
Document Type	S-1	S-1
Document Period End Date	Mar 31, 2012	Dec 31, 2011
Amendment Flag	true	true
Amendment Description	Amendment No. 3 to Form S-1	Amendment No. 3 to Form S-1
Entity Filer Category	Smaller Reporting Company	Smaller Reporting Company

Condensed Consolidated Balance Sheets (Unaudited) (USD $)	Mar. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
CURRENT ASSETS:
Cash and cash equivalents	$ 2,419,784	$ 84,823	$ 181,471
Accounts receivable	1,604,414	63,049
Related party accounts receivable	507,703	204,762	4,783
Prepaid expenses and other current assets	288,992	218,357	270,093
Total current assets	4,820,893	570,991	456,347
FIXED ASSETS:
Land and improvements	3,257,379	3,243,687	3,243,687
Buildings	1,674,827	1,674,827	3,100,621
Plant, equipment, and other fixed assets	12,855,604	3,702,455	2,626,140
Accumulated depreciation	(762,535)	(570,552)	(566,525)
Construction in progress	12,842,251	12,842,251	12,846,608
Net fixed assets	29,867,526	20,892,668	21,250,531
OTHER ASSETS:
Deferred financing costs, net of amortization of $307,918, $253,705 and $193,335, Respectively	233,382	254,285	264,998
Other noncurrent assets	1,459,072	1,448,136	1,446,136
Total assets	36,380,873	23,166,080	23,418,012
CURRENT LIABILITIES:
Current portion of notes payable	1,011,959	264,606	176,603
Note payable to related party	839,269	889,269	766,957
Redeemable debentures, net of discount of $16,420, $19,923 and $0, respectively	4,893,388	5,281,884
Accounts payable and accrued liabilities	10,901,150	7,578,628	5,596,535
Dividends payable	26,942	168,461	172,056
Deferred revenue - related party	65,925	65,925
Convertible securities	23,857	23,857	1,001,622
Total current liabilities	17,762,490	14,272,630	7,713,773
NON-CURRENT LIABILITIES:
Notes payable, less current portion	5,824,112	2,076,119	2,886,947
Redeemable debentures, net of discount of $0 and $29,558, respectively			5,272,249
Asset retirement obligation	27,569
Total liabilities	23,614,171	16,348,749	15,872,969
COMMITMENTS AND CONTINGENCIES (Note 9)
STOCKHOLDERS' EQUITY:
Common stock, $.001par value, 90,000,000 authorized shares, 28,089,912, 26,177,989 and 22,576,504 issued and outstanding at March 31, 2012, December 31, 2011 and December 31, 2010, respectively	28,090	26,178	22,577
Additional paid-in capital	98,454,282	94,677,525	88,968,451
Accumulated deficit	(106,036,399)	(105,187,531)
Treasury stock, at cost, 10,485, 13,985 and 22,412 shares, respectively	(156,110)	(208,983)	(336,285)
Unearned common stock in KSOP, at cost, 15,200 shares	(225,913)	(225,913)	225,913
Total stockholders' equity	12,766,702	6,817,331	7,545,043
Total liabilities and stockholders' equity	36,380,873	23,166,080	23,418,012
Series A Preferred Stock
STOCKHOLDERS' EQUITY:
Series A, Series B and Series C convertible preferred stock	8,270,977	7,934,055	8,232,234
Total stockholders' equity	8,270,977	7,934,055	8,232,234
Series B Preferred Stock
STOCKHOLDERS' EQUITY:
Series A, Series B and Series C convertible preferred stock	9,802,000	9,802,000	10,575,000
Total stockholders' equity	9,802,000	9,802,000	10,575,000
Series C Preferred Stock
STOCKHOLDERS' EQUITY:
Series A, Series B and Series C convertible preferred stock	2,629,775
Total stockholders' equity	2,629,775
Accumulated Deficit Prior to Re-entering Development Stage
STOCKHOLDERS' EQUITY:
Accumulated deficit		(126,670,716)	(126,670,716)
Total stockholders' equity		(126,670,716)	(126,670,716)
Accumulated Deficit During Development Stage
STOCKHOLDERS' EQUITY:
Accumulated deficit		21,483,185	26,979,695
Total stockholders' equity		$ 21,483,185	$ 26,979,695

Condensed Consolidated Balance Sheets (Unaudited) (Parenthetical) (USD $)	Mar. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Amortization on deferred financing cost	$ 307,918	$ 253,705	$ 193,335
Discount on redeemable debentures	16,420	19,923
Discount on redeemable debentures			29,558
Common stock, par value	$ 0.001	$ 0.001	$ 0.001
Common stock, shares authorized	90,000,000	90,000,000	90,000,000
Common stock, shares issued	28,089,912	26,177,989	22,576,504
Common stock, shares outstanding	28,089,912	26,177,989	22,576,504
Treasury stock, no. of shares	10,485	13,985	22,412
Unearned common stock shares	15,200	15,200	15,200
Series A Preferred Stock
Convertible preferred stock, par value	$ 0.001	$ 0.001	$ 0.001
Convertible preferred stock, stated value	1,384	1,327	1,220
Convertible preferred stock, issued	5,978	5,978	6,750
Convertible preferred stock, outstanding	5,978	5,978	6,750
Convertible preferred stock, liquidity preference	8,270,977	8,102,516	8,404,290
Series B Preferred Stock
Convertible preferred stock, par value	$ 0.001	$ 0.001	$ 0.001
Convertible preferred stock, stated value	1,000	1,000	1,000
Convertible preferred stock, issued	9,802	9,802	10,575
Convertible preferred stock, outstanding	9,802	9,802	10,575
Convertible preferred stock, liquidity preference	9,802,000	9,802,000	10,575,000
Series C Preferred Stock
Convertible preferred stock, par value	$ 0.001	$ 0.001
Convertible preferred stock, stated value	25	25
Convertible preferred stock, issued	105,191	0
Convertible preferred stock, outstanding	105,191	0
Convertible preferred stock, liquidity preference	$ 2,629,775	$ 0

Condensed Consolidated Statements of Operations (Unaudited) (USD $)	3 Months Ended		12 Months Ended		18 Months Ended
	Mar. 31, 2012	Mar. 31, 2011	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2011
REVENUES:
Water disposal revenue	$ 739,356
Transportation revenue	1,122,636
Storage rental revenue and other	406,523		937,907		937,907
Other revenue - related party			167,433		167,433
Total revenues	2,268,515		1,105,340		1,105,340
COST OF SERVICES PROVIDED:
Cost of services provided	1,326,574		1,065,154		1,065,154
Project costs			3,316	(10,630)	(11,379)
Depreciation expense	192,292	47,588	189,656	189,758	284,909
Selling, general and administrative	1,197,434	1,125,742	4,158,096	5,080,768	7,454,564
Loss on asset impairments				160,824
Total costs and expenses	2,716,300	1,173,330	5,416,222	5,420,720	8,793,248
OPERATING LOSS	(447,785)	(1,173,330)	(4,310,882)	(5,420,720)	(7,687,908)
OTHER INCOME (EXPENSE):
Interest and other income	2	4,851	461,213	2,994,283	1,319,718
Interest, accretion and other expense	(205,681)	(185,224)	(781,791)	(56,506)	(505,620)
Unrealized gain (loss) on convertible securities		51,762	(185,944)	(1,001,622)	(1,187,566)
Total other income (expense)	(205,679)	(128,611)	(506,522)	1,936,155	(373,468)
Loss from continuing operations			(4,817,404)	(3,484,565)	(8,061,376)
Gain on disposal of discontinued operations				33,055,388	33,055,388
Loss from discontinued operations, net of taxes				(8,933,227)	(2,495,802)
Net Income (Loss)	(653,464)	(1,301,941)	(4,817,404)	20,637,596	22,498,210
Preferred stock dividends	(195,404)	(172,056)	(679,106)	(655,841)	(1,015,025)
Net income (loss) to common stockholders	$ (848,868)	$ (1,473,997)	$ (5,496,510)	$ 19,981,755	$ 21,483,185
Weighted average shares outstanding, basic and diluted	27,059,348	22,861,204	24,669,783	22,428,950	23,939,664
Net loss per share from continuing operations, basic & diluted			$ (0.22)	$ (0.18)	$ (0.38)
Net earnings per share from discontinued operations, basic & diluted				$ 1.08	$ 1.28
Net income (loss) per share, basic & diluted	$ (0.03)	$ (0.06)	$ (0.22)	$ 0.89	$ 0.9

Condensed Consolidated Statements of Cash Flows (Unaudited) (USD $)	3 Months Ended		12 Months Ended		18 Months Ended
	Mar. 31, 2012	Mar. 31, 2011	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2011
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income (loss)	$ (653,464)	$ (1,301,941)	$ (4,817,404)	$ 20,637,596	$ 22,498,210
Adjustments to reconcile net loss to net cash provided by (used in) operating activities:
Depreciation expense	192,292	47,588	189,656	1,769,740	284,909
Noncash stock compensation	495,774	230,286	818,269	1,626,402	1,744,120
Issue warrants on letter of guarantee				69,111
Amortization of deferred financing costs	22,917	22,917	91,666	1,777,818	643,207
Non-cash asset impairment				160,824
Gain (loss) on sale or disposal of assets		1,967	(454,677)	(33,055,388)	(33,510,065)
Accretion of discount	3,504	2,628	9,635	367,846	177,315
Unrealized gain from change in fair value of convertible securities		(51,762)	185,944	1,001,622	1,187,566
Changes in operating assets and liabilities:
Accounts receivable	1,403,638	(34,513)	(114,059)	29,547	(113,151)
Related party accounts receivable	(302,941)		(204,762)		(204,762)
Prepaid expenses	18,008	54,261
Prepaid expenses and other current assets			51,736	610,853	19,745
Accounts payable	286,209	(55,295)
Accrued liabilities		240,399
Deposits and other current assets	(75,002)
Accounts payable and accrued liabilities			2,674,985	(976,699)	5,740,866
Net cash provided by (used in) operating activities	1,390,935	(843,465)	(1,569,011)	(5,980,728)	(1,532,040)
CASH FLOWS USED FOR INVESTING ACTIVITIES:
Change in restricted cash				2,018,765	48
Capital expenditures	(420,082)		(1,096,004)	(2,104,573)	(2,895,152)
Proceeds from sale of assets			1,698,969	9,775	1,698,969
Change in other assets			(2,000)	(1,146,136)	48,000
Cash paid in acquisitions, net of cash received of $1.3 million	(909,224)
Net cash provided by (used in) investing activities	(1,329,306)		600,965	(1,222,169)	(1,148,135)
CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from the sale of common stock and warrants		745,000	1,038,100		1,038,100
Proceeds from exercise of warrants	30,000
Borrowings on notes payable	2,413,688		1,637,905	1,020,840	2,602,897
Payment of notes payable	(168,342)	(60,883)	(1,723,654)	(275,051)	(1,846,855)
Payment of deferred financing costs	(2,014)		(80,953)	(275,802)	(356,755)
Net cash provided by financing activities	2,273,332	684,117	871,398	469,987	1,437,387
CHANGE IN CASH	2,334,961	(159,348)	(96,648)	(6,732,910)	(1,242,788)
CASH, beginning of period	84,823	181,471	181,471	6,914,381	1,327,611
CASH, end of period	2,419,784	22,123	84,823	181,471	84,823
Cash paid for interest	28,095	123,682	271,651	1,550,048	1,092,323
NONCASH TRANSACTIONS:
Issued treasury shares for payment of share based compensation	52,873		9,910
Issued share of Series C Preferred Stock upon redemption of Series B Debentures	429,910
Transfer accumulated preferred dividends to stated value	336,922		682,700
Issued shares of common stock in acquisition	3,305,633
Issued shares of Series C Preferred Stock in acquisition	2,200,000
Accrued dividends converted to additional stated value of Series A Preferred Stock			682,700	639,845	1,010,426
Shares of common stock and warrants issued upon conversion of shares of Series A Preferred Stock and Series B Preferred Stock			1,753,879
Shares of common stock and warrants issued upon conversion of principal on promissory note with a related party			500,000
Accrued capital costs			19,040		19,040
Issued shares of common stock for 401K matching contribution			$ 206,470	$ 249,637

Condensed Consolidated Statements of Cash Flows (Unaudited) (Parenthetical) (USD $) In Millions, unless otherwise specified	3 Months Ended
Mar. 31, 2012
Condensed Consolidated Statements of Cash Flows [Abstract]
Cash received from acquisition	$ 1.3

Condensed Consolidated Statement of Changes in Stockholders' Equity (USD $)	Total	Series A Preferred Stock	Series B Preferred Stock	Series C Preferred Stock	Common Stock	Additional Paid-in Capital	Accumulated Deficit Prior to Re-entering Development Stage	Accumulated Deficit During Development Stage	Accumulated Deficit	Treasury Stock	Unearned Shares in KSOP
Beginning balance at Dec. 31, 2009	$ (14,772,070)	$ 7,592,389	$ 10,575,000		$ 22,139	$ 87,273,376	$ (119,672,776)			$ (336,285)	$ (225,913)
Transfer accumulated preferred dividends to stated value	312,119	312,119
Share based payments	700,551					700,551
Issued 100,000 shares of common stock upon exercise of warrants	69,111					69,111
Dividends on preferred stock	(319,922)						(319,922)
Net income (loss)	(6,678,018)						(6,678,018)
Ending balance at Jun. 30, 2010	(20,688,229)	7,904,508	10,575,000		22,139	88,043,038	(126,670,716)			(336,285)	(225,913)
Transfer accumulated preferred dividends to stated value	327,726	327,726
Share based payments	925,851				438	925,413
Dividends on preferred stock	(335,919)							(335,919)
Net income (loss)	27,315,614							27,315,614
Ending balance at Dec. 31, 2010	7,545,043	8,232,234	10,575,000		22,577	88,968,451	(126,670,716)	26,979,695		(336,285)	(225,913)
Transfer accumulated preferred dividends to stated value	682,700	682,700
Share based payments	818,272				3	818,269
Issued shares of common stock and warrants for cash	1,038,100				1,045	1,037,055
Issued shares of common stock for 401K matching contribution	456,107				229	455,878
Dividends on preferred stock	(679,106)							(679,106)
Issued shares of common stock and warrants upon conversion of shares of Series A Preferred Stock	627,763	(980,879)			772	1,607,870
Issued shares of common stock and warrants upon conversion of shares of Series B Preferred Stock	535,946		(773,000)		773	1,308,173
Issued shares of common stock and warrants upon conversion of $500,000 in principle of the promissory note payable with related Party	500,000				500	499,500
Issued treasury shares for payment of services	9,910					(117,392)				127,302
Issued shares of common stock for payment of executive salary	100,000				147	99,853
Issued shares of common stock per asset purchase agreement					132	(132)
Net income (loss)	(4,817,404)							(4,817,404)
Ending balance at Dec. 31, 2011	6,817,331	7,934,055	9,802,000		26,178	94,677,525	(126,670,716)	21,483,185	(105,187,531)	(208,983)	(225,913)
Transfer accumulated preferred dividends to stated value	336,922	336,922
Share based payments	495,774				45	442,856				52,873
Issued shares of common stock in Hunter Disposal acquisition	3,305,633				1,847	3,303,786
Issued 100,000 shares of common stock upon exercise of warrants	30,000				20	29,980
Dividends on preferred stock	(195,404)								(195,404)
Issued shares of Series C Preferred Stock in Hunter Disposal acquisition	2,200,000			2,200,000
Issued shares of Series C Preferred Stock upon redemption of Series B Debentures	429,910			429,775		135
Net income (loss)	(653,464)								(653,464)
Ending balance at Mar. 31, 2012	$ 12,766,702	$ 8,270,977	$ 9,802,000	$ 2,629,775	$ 28,090	$ 98,454,282			$ (106,036,399)	$ (156,110)	$ (225,913)

Condensed Consolidated Statement of Changes in Stockholders Equity' (Unaudited) (Parenthetical) (USD $)	6 Months Ended	12 Months Ended
	Jun. 30, 2010	Dec. 31, 2011
Warrants issued	100,000
Shares of common stock and warrants issued upon conversion of principal on promissory note with a related party		$ 500,000
Common Stock
Shares of common stock and warrants issued upon conversion of principal on promissory note with a related party		500,000
Additional Paid-in Capital
Warrants issued	100,000
Shares of common stock and warrants issued upon conversion of principal on promissory note with a related party		$ 500,000

Organization, Nature of Operations, and Liqidity	3 Months Ended	12 Months Ended
	Mar. 31, 2012	Dec. 31, 2011
Organization, Nature of Operations, and Liquidity [Abstract]
ORGANIZATION, NATURE OF OPERATIONS, AND LIQUIDITY

NOTE 1. ORGANIZATION AND NATURE OF OPERATIONS

In this quarterly report on Form 10-Q, the words “GreenHunter Energy”, “company”, “we”, “our”, and “us” refer to GreenHunter Energy, Inc. and its consolidated subsidiaries unless otherwise stated or the context otherwise requires. The condensed consolidated balance sheet of GreenHunter Energy, Inc. and subsidiaries as of March 31, 2012, the condensed consolidated statements of operations for the three months ended March 31, 2012 and 2011, and the condensed consolidated statements of cash flows for the three months ended March 31, 2012 and 2011, are unaudited. The December 31, 2011 condensed consolidated balance sheet information is derived from audited financial statements. In the opinion of management, all necessary adjustments (which include only normal recurring adjustments) have been made to present fairly the financial position at March 31, 2012, and the results of operations for the three month periods ended March 31, 2012 and 2011, and cash flows for the three month periods ended March 31, 2012 and 2011.

Certain information and footnote disclosures normally included in financial statements prepared in accordance with accounting principles generally accepted in the United States of America have been condensed or omitted. You should read these condensed consolidated financial statements in conjunction with the financial statements and notes thereto included in our December 31, 2011 Form 10-K. The results of operations for the three month periods ended March 31, 2012 are not necessarily indicative of the operating results that will occur for the full year.

The accompanying condensed consolidated financial statements include the accounts of the company and our subsidiaries. All significant intercompany transactions and balances have been eliminated in consolidation. Certain items have been reclassified to conform with the current presentation.

Nature of Operations

Our business plan is to acquire businesses, develop projects, and operate assets involved within the clean water business as it relates to the oil and gas industry in the unconventional oil and natural gas resource plays. We had previously structured our business to become a leading provider of clean energy products offering industrial, business, and residential customers the opportunity to purchase and utilize clean energy generated from renewable sources. We refocused our efforts during 2011 on clean water management systems and services. Management has identified a significant unmet need and market opportunity in the area of clean water management as it relates to unconventional oil and natural gas resource plays in the energy industry.

The Company has generated significant revenues from operations and therefore, is no longer in development stage.

The accompanying financial statements include the accounts of GreenHunter Energy, Inc. and our wholly-owned subsidiaries, Hunter Disposal, LLC, GreenHunter Water, LLC, GreenHunter Mesquite Lake, LLC (“Mesquite Lake”) and GreenHunter Wind Energy, LLC (“Wind”). All significant intercompany transactions and balances have been eliminated.

Income or Loss Per Share

Basic income or loss per common share is net income or loss applicable to common stockholders divided by the weighted average number of common shares outstanding during the period. Diluted income or loss per common share is calculated in the same manner, but also considers the impact to net income or loss and common shares outstanding for the potential dilution from stock options, warrants, convertible debentures, preferred stock, and convertible promissory notes.

Shares of common stock underlying the following items were not included in dilutive weighted average shares outstanding for the three month periods ended March 31, 2012 and 2011, as their effects would have been anti-dilutive.

	March 31,
	2012	2011
Stock options	10,852,250	7,076,500
Warrants	3,486,250	5,347,548
Convertible debentures	1,901,958	5,798,851
Convertible promissory notes	1,218,414	—
Preferred Stock	2,893,744	3,958,602

Total	20,352,616	22,181,501

NOTE 1. ORGANIZATION, NATURE OF OPERATIONS, AND LIQUIDITY

GreenHunter Energy, Inc. (“GreenHunter”) was incorporated in the State of Delaware on June 7, 2005 under the name BTHC IV, Inc. We were formed for the purpose of reincorporating BTHC IV, LLC, a Texas limited liability company, in the State of Delaware. BTHC IV, LLC was reincorporated in Delaware by means of a merger into our company on April 11, 2006.

On December 6, 2006, GreenHunter Wind Energy LLC (“Wind Energy”), completed a “reverse acquisition” with GreenHunter. In exchange for all of the membership interest of Wind Energy, we issued 14,560,000 shares of Common Stock to the sole shareholder of Wind Energy, or 97.1% of all of the issued and outstanding stock of the company. Simultaneous with the closing of the transaction with Wind Energy, we changed our name to GreenHunter Energy, Inc. and increased the number of authorized shares of common stock to 100,000,000, consisting of 90,000,000 shares of common stock, having a par value of $.001 per share and 10,000,000 shares of preferred stock, having a par value of $.001 per share.

Current Plan of Operations and Ability to Operate as a Going Concern

As of December 31, 2011, we had a working capital deficit of $13.7 million which includes $4.4 million related to earlier construction activities at our Mesquite Lake Biomass Plant.

We have continued to experience losses from ongoing operations. These factors raise doubt about our ability to continue as a going concern. We have begun to generate revenue from our water management activities. We have received a number of capital advances from our Chairman and Chief Executive Officer in exchange for promissory notes that have been consolidated and extended to December 31, 2012. On August 15, 2011, the letter of guarantee from the Chairman and Chief Executive Officer of the company was increased for up to $2.0 million of credit support if needed to fund future operations. The total amount loaned against this letter of guarantee is approximately $889,000 resulting in a remaining guarantee of $1.1 million as of December 31, 2011.

Execution of our business plan for the next twelve months requires the ability to generate cash to satisfy planned operating requirements. We expect to receive $500,000 in proceeds from the sale of our Ocotillo wind energy project after certain conditions are met which is estimated to be sometime during 2012. Along with the revenue generated from our water management activities, which includes the Hunter Disposal acquisition discussed below, and letter of guarantee and credit support, we anticipate having sufficient cash reserves to meet all of our anticipated operating obligations for the next twelve months. Planned capital expenditures are wholly dependent on the Company’s ability to secure additional capital. As a result, we are in the process of seeking additional capital through a number of different alternatives, and particularly with respect to procuring working capital sufficient for the development of our water management projects in order that we have a business segment that can generate positive cash flow to sustain operations. We continue to pursue numerous opportunities in the water resource management business as it specifically relates to the oil and gas industry.

On February 17, 2012, the Company, through its wholly owned subsidiary, GreenHunter Water, closed on the acquisition of 100% of the equity ownership interest of Hunter Disposal, LLC, a wholly-owned subsidiary of Magnum Hunter Resources Corporation. The terms and conditions of the equity purchase agreement between the parties were approved by the audit committee or an independent special committee for each party. The total consideration for this acquisition was approximately $9.9 million. The consideration paid consisted of $2.2 million in cash, 1,846,722 shares of the Company’s restricted common stock with a fair market value of $3.3 million, 22,000 shares of our 10% cumulative preferred stock with a stated value of $2.2 million, and a $2.2 million convertible promissory note due to the seller. In connection with the sale, Triad Hunter, LLC entered into agreements with Hunter Disposal, LLC and GreenHunter Water, LLC for wastewater hauling and disposal capacity in Kentucky, Ohio and West Virginia and a five-year tank rental agreement with GreenHunter Water, LLC. Hunter Disposal, LLC had positive cashflow (unaudited) from operations which exceeded the Company’s deficit in cash flow from operations during 2011. Hunter Disposal entered into a significant service contract with a major oil & gas company during the second half of 2011 which further expands our water management activities for 2012. See Note 16, Subsequent Events, for more information.

There can be no assurance that we will be successful in generating sufficient cash flows to fund our planned development activities related to our water management business, or that the operations of our water management business will generate sufficient cash flows to fund our ongoing operations subsequent to its development. If we are unsuccessful in raising sufficient capital to fund the development of our water management business, or if our water management business fails to generate sufficient cash flows to fund our ongoing operating cash flow needs subsequent to its development, we will be required to seek alternative financing, sell our assets, or any combination thereof. Further, considering our financial condition, we may be forced to accept financing or sell assets at terms less favorable than would otherwise be available.

Additionally, holders of $292,000 of our Series B Debentures elected to convert their principal and accrued interest into shares of our 10% Series C cumulative preferred stock. See Note 16, Subsequent Events, for more information.

Development Stage Company

The Company has not earned significant revenue from planned principal operations since the second quarter of 2010. Accordingly, effective July 1, 2010, the Company's activities have been accounted for as those of a “Development Stage Enterprise” as set forth by FASB ASC 915. Among the disclosures required are that the Company’s financial statements be identified as those of a development stage company, and the statements of operations, stockholders’ equity and cash flows disclose activity since the date of the Company's inception of development stage.

Nature of Operations

Our business plan is to acquire businesses, develop projects, and operate assets involved in the clean water business as it relates to the oil and gas industry in the unconventional oil and natural gas resource plays. We had previously structured our business to become a leading provider of clean energy products offering industrial, business, and residential customers the opportunity to purchase and utilize clean energy generated from renewable sources. We have refocused our efforts in 2011 on clean water management systems and services. Management has identified a significant unmet need and market opportunity in the area of clean water management as it relates to unconventional oil and natural gas resource plays in the energy industry.

We currently have ongoing business initiatives at GreenHunter in the clean water business through GreenHunter Water, LLC.

During 2007 we acquired Channel Refining Corporation (“CRC”), which we subsequently renamed GreenHunter BioFuels, Inc. (“BioFuels”). We completed the construction of a 105 million gallon per year intended nameplate capacity biodiesel refinery during 2008 and began production at this facility during August of the same year. The biodiesel refinery built on this site also includes terminal operations, product bulk storage, as well as the ability to process contaminated methanol (a chemical used in biodiesel production). We generated revenues during 2008 and 2009 from biodiesel sales, methanol processing and terminal storage at this site. On November 26, 2010, the Company transferred all of its common stock in BioFuels to an irrevocable trust for the benefit of the holders of the Series A Debentures and their respective successors, assigns, heirs and devisees in full and final satisfaction of any obligation the Company might have to the holders of the Series A Debentures, based on the terms of the debenture agreements. The trustee of the trust is Jack C. Myers, Esq. These debentures were secured by GreenHunter Energy’s ownership interest in GreenHunter BioFuels common stock and are otherwise non-recourse to GreenHunter Energy. See Note 5 – Discontinued Operations for more information.

On May 14, 2007, we acquired an inactive 18.5 megawatt (“MW”) (nameplate capacity) biomass plant located in Southern California. The plant is owned by our wholly-owned subsidiary, GreenHunter Mesquite Lake, Inc. (“Mesquite Lake”), which was formed for the purpose of operating and owning assets which convert waste material to electricity. We began refurbishing this bio-mass plant during July 2008 but ceased work during the fourth quarter of 2008 when we were informed that certain required permits at the facility were not in place. On August 19, 2009 we entered into a power purchase agreement with a major public utility based in Southern California.

Our Wind Energy segment remains in the development stage. We continue to hold existing rights to potential wind energy farm locations in California to operate and gather data produced from wind measurement equipment located on these sites.

The accompanying financial statements include the accounts of GreenHunter Energy, Inc. and our wholly-owned subsidiaries, GreenHunter Mesquite Lake, LLC (“Mesquite Lake”), GreenHunter Wind Energy, LLC (“Wind”), GreenHunter Water, LLC, Ritchie Hunter, LLC, and Hunter Hauling, LLC. All significant intercompany transactions and balances have been eliminated.

Current Plan of Operations and Ability to Operate as a Going Concern	3 Months Ended
Mar. 31, 2012
Current Plan of Operations and Ability to Operate as a Going Concern [Abstract]
CURRENT PLAN OF OPERATIONS AND ABILITY TO OPERATE AS A GOING CONCERN

NOTE 2. CURRENT PLAN OF OPERATIONS AND ABILITY TO OPERATE AS A GOING CONCERN

Our financial position has been adversely affected by our lack of working capital and the overall deterioration across all capital markets, particularly those for renewable energy companies. The lack of consistent and meaningful governmental support with tax incentives and other credit enhancements has had a serious detrimental effect on our previously planned business operations.

As of March 31, 2012, we had a working capital deficit of $12.9 million which includes $4.4 million related to earlier construction activities at our Mesquite Lake Biomass Plant and $4.9 million in redeemable debentures with recourse only against the equity interests of GreenHunter Mesquite Lake, LLC, which holds the Mesquite Lake Plant.

We have continued to experience losses from ongoing operations. These factors raised doubt about our ability to continue as a going concern. We have begun to generate revenue from our water management activities. We have received a number of capital advances from our Chairman and Chief Executive Officer in exchange for promissory notes that have been consolidated and extended to December 31, 2012. On August 15, 2011, the letter of guarantee from the Chairman and Chief Executive Officer of the company was increased for up to $2.0 million of credit support if needed to fund future operations. The total amount loaned against this letter of guarantee is approximately $839,000 resulting in a remaining guarantee of $1.2 million as of March 31, 2012.

Execution of our business plan for the next twelve months requires the ability to generate cash to satisfy planned operating requirements. We expect to receive a minimum of $500,000 in proceeds from the sale of our Ocotillo wind energy project after certain conditions are met which is estimated to be sometime during 2012. Along with the revenue generated from our water management activities, which includes the Hunter Disposal acquisition discussed below, and letter of guarantee and credit support, we anticipate having sufficient cash reserves to meet all of our anticipated operating obligations for the next twelve months. Planned capital expenditures are wholly dependent on the Company's ability to secure additional capital. As a result, we are in the process of seeking additional capital through a number of different alternatives, and particularly with respect to procuring working capital sufficient for the development of our water management projects in order that we can generate positive cash flow to sustain operations. We continue to pursue numerous opportunities in the water resource management business as it specifically relates to the oil and gas industry.

On February 17, 2012, the Company, through its wholly owned subsidiary, GreenHunter Water, closed on the acquisition of 100% of the equity ownership interest of Hunter Disposal, LLC, a wholly-owned subsidiary of Magnum Hunter Resources Corporation. The terms and conditions of the equity purchase agreement between the parties were approved by an independent special committee of the Board of Directors for each company. The total consideration for this acquisition was approximately $9.9 million. The consideration paid consisted of $2.2 million in cash, 1,846,722 shares of the Company's restricted common stock with a fair market value of $3.3 million, 22,000 shares of our 10% cumulative preferred stock with a stated value of $100 per share or $2.2 million, and a $2.2 million convertible promissory note due to the seller. On April 25, 2012, we amended the stated liquidation value of our 10% Series C Preferred Stock from $100 per share to $25 per share. As a result, the 22,000 shares of our Series C Preferred Stock issued in connection with the acquisition of Hunter Disposal were converted to 88,000 shares of 10% Series C Preferred Stock. In connection with the sale, Triad Hunter, LLC, a wholly owned subsidiary of Magnum Hunter Resources Corporation, entered into agreements with Hunter Disposal, LLC and GreenHunter Water, LLC for wastewater hauling and disposal capacity in the states of Kentucky, Ohio and West Virginia and a five-year tank rental agreement with GreenHunter Water, LLC. In fiscal year 2011, Hunter Disposal, LLC had positive cashflow from operations which exceeded the Company's deficit in cash flow from operations during 2011. Hunter Disposal entered into a significant service contract with a major oil & gas company during the second half of 2011 which further expanded our water management activities for 2012.

During the three months ended March 31, 2012, holders of $392,000 of our Series B Debentures elected to convert their principal and accrued interest into shares of our 10% Series C cumulative preferred stock. Additionally, we have received irrevocable agreements from other existing holders of our Series B Debentures to convert approximately $1.3 million of our Series B Debentures into our 10% Series C Preferred Stock in 2012.

There can be no assurance that we will be successful in generating sufficient cash flows to fund our planned development activities related to our water management business, or that the operations of our water management business will generate sufficient cash flows to fund our ongoing operations subsequent to its development. If we are unsuccessful in raising sufficient capital to fund the development of our water management business, or if our water management business fails to generate sufficient cash flows to fund our ongoing operating cash flow needs subsequent to its development, we will be required to seek alternative financing, sell a significant portion of our assets, or any combination thereof. Further, considering our financial condition, we may be forced to accept financing or sell assets at terms less favorable than would otherwise be available.

Acquisitions and Divestitures	3 Months Ended	12 Months Ended
	Mar. 31, 2012	Dec. 31, 2011
Acquisitions and Divestitures [Abstract]
ACQUISITIONS AND DIVESTITURES

NOTE 3. ACQUISITION

Hunter Disposal

On February 17, 2012, the Company, through its wholly owned subsidiary, GreenHunter Water, LLC, closed on the acquisition of 100% of the equity ownership interest of Hunter Disposal, LLC, a wholly owned subsidiary of Magnum Hunter Resources Corporation, an entity affiliated through common directors, officers and stockholders. Hunter Disposal fits in with our new focus of water management services and provides an entry point into the Appalachian region. The terms and conditions of the equity purchase agreement between the parties were approved by an independent special committee of the Board of Directors for each company. The Company acquired three fully operational commercial salt water disposal (SWD) wells and associated facilities located in Washington County, Ohio and Lee County, Kentucky. The total consideration for this acquisition was approximately $9.9 million. The consideration paid consisted of $2.2 million in cash, 1,846,722 shares of the Company’s restricted common stock with a fair value of $3.3 million, 22,000 shares of our 10% Series C cumulative preferred stock with a stated value of $100 per share, or $2.2 million, and a $2.2 million convertible promissory note due to the seller. On April 25, 2012, we amended the stated liquidation value of our 10% Series C Preferred Stock from $100 per share to $25 per share. As a result, the 22,000 shares of our Series C Preferred Stock issued in connection with the acquisition of Hunter Disposal were converted to 88,000 shares of 10% Series C Preferred Stock. In connection with the sale, Triad Hunter, LLC, a wholly owned subsidiary of Magnum Hunter Resources Corporation, entered into agreements with Hunter Disposal, LLC and GreenHunter Water, LLC for wastewater hauling and disposal capacity in the states of Kentucky, Ohio and West Virginia and a five-year tank rental agreement with GreenHunter Water, LLC.

The fair value of the net assets acquired, based on management’s assessment, approximated the $9.9 million in consideration paid.

The acquisition of Hunter Disposal was accounted for using the acquisition method of accounting, which requires the net assets acquired to be recorded at their fair values. The following table summarizes the purchase price and the preliminary estimate of the fair values of the net assets acquired at the date of acquisition as determined as of March 31, 2012:

Fair value of consideration transferred:
Cash paid	$2,200,000
1,846,722 shares of common stock issued on February 17, 2012 at $1.70 per share	3,305,632
88,000 shares of 10% Series C Preferred Stock at stated value of $25 per share	2,200,000
10% Convertible Promissory note	2,200,000

Total	$9,905,632

Amounts recognized for assets acquired and liabilities assumed:
Working capital	$1,175,197
Disposal wells	6,263,078
Land and improvements	13,776
Field equipment (excluding disposal wells)	2,466,500
Office and admin assets	3,500
Deposits	10,936
Asset retirement obligation	(27,355)

Total	$9,905,632

Working capital acquired:
Cash	$1,290,775
Accounts receivable	2,945,003
Prepaid expense	13,641
Accounts payable & accrued expenses	(3,074,222)

Total working capital acquired	$1,175,197

Acquisition costs of approximately $42,000 are included in general and administrative expense for the three months ended March 31, 2012.

The consolidated statement of operations includes Hunter Disposal’s revenue of $1.9 million for the three months ended March 31, 2012 and Hunter Disposal’s operating income of $608,000 for the three months ended March 31, 2012.

The following unaudited and unreviewed summary, prepared on a pro forma basis, presents the results of operations for the three months ended March 31, 2012 and 2011, as if the acquisition of Hunter Disposal, LLC, along with transactions necessary to finance the acquisition, had occurred on January 1, 2011. The pro forma information includes the effects of adjustments for interest expense and depreciation expense. The pro forma results are not necessarily indicative of what actually would have occurred if the acquisition had been completed as of the beginning of each period presented, nor are they necessarily indicative of future consolidated results.

	For the Three Months Ended March 31,
	2012	2011
Total operating revenue	$4,627,602	$783,385
Total operating costs and expenses	4,791,448	1,766,809

Operating loss	(163,846)	(983,424)
Interest expense and other	(248,304)	(213,861)

Net income (loss)	(412,150)	(1,197,285)
Dividends on preferred stock	(222,904)	(227,056)

Net income (loss) attributable to common stock holders	$(635,054)	$(1,424,341)

Net income (loss) per share, basic & diluted	$(0.02)	$(0.06)

NOTE 6. ACQUISITIONS AND DIVESTITURES

BioFuels Project

On November 26, 2010, the Company transferred all of its common stock in BioFuels to an irrevocable trust for the benefit of the holders of the Series A Debentures and their respective successors, assigns, heirs and devisees in full and final satisfaction of any obligation the Company might have to the holders of the Series A Debentures, based on the terms of the debenture agreements. These debentures were secured by GreenHunter Energy’s ownership interest in GreenHunter BioFuels common stock and are otherwise non-recourse to GreenHunter Energy. See Note 5—Discontinued Operations for additional information.

Ocotillo Wind Project

On July 30, 2009 we sold our interest in the Ocotillo Wind Project for $250,000 plus future consideration of $750,000 with an additional $25,000 per MW of the nameplate capacity of the WTG's installed less the amount previously paid. The $250,000 was subject to and contingent upon the receipt of regulatory approval, which was granted in October 2009. We received an additional $250,000 in contingent consideration during September of 2010. We expect to receive $500,000 in proceeds from the sale of our Ocotillo wind energy project after certain conditions are met which is estimated to be sometime during 2012.

Fair Value of Financial Instruments	3 Months Ended
Mar. 31, 2012
Fair Value of Financial Instruments [Abstract]
FAIR VALUE OF FINANCIAL INSTRUMENTS

NOTE 4. FAIR VALUE OF FINANCIAL INSTRUMENTS

Accounting standards define fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The standards also establish a framework for measuring fair value and a valuation hierarchy based upon the transparency of inputs used in the valuation of an asset or liability. Classification within the hierarchy is based upon the lowest level of input that is significant to the fair value measurement. The valuation hierarchy contains three levels:

•	Level 1—Quoted prices (unadjusted) for identical assets or liabilities in active markets

•

Level 2—Quoted prices for similar assets or liabilities in active markets; quoted prices for identical or similar assets or liabilities in markets that are not active; and model-derived valuations whose inputs or significant value drivers are observable

•	Level 3—Significant inputs to the valuation model are unobservable

The following table shows assets and liabilities measured at fair value on a recurring basis as of March 31, 2012 and December 31, 2011 and the input categories associated with those assets and liabilities.

Fair value measurements on a recurring basis March 31, 2012
	Level 1	Level 2	Level 3
Convertible securities	$—	$—	$23,857

Total liabilities at fair value	$—	$—	$23,857

Fair value measurements on a recurring basis December 31, 2011
	Level 1	Level 2	Level 3
Convertible securities	$—	$—	$23,857

Total liabilities at fair value	$—	$—	$23,857

The Company has current derivative liabilities resulting from the antidilutive features on its common stock warrants, Series A Convertible Preferred Stock, and Series B Convertible Preferred Stock. The estimated fair value of the convertible securities liability is revalued at each balance sheet date, with changes in value recorded as other income or expense in the consolidated statements of operations.

Notes Payable	3 Months Ended	12 Months Ended
	Mar. 31, 2012	Dec. 31, 2011
Notes Payable [Abstract]
NOTES PAYABLE

NOTE 5. NOTES PAYABLE

Notes Payable at March 31, 2012 and December 31, 2011, consisted of the following:

Long-Term Debt:	March 31, 2012	December 31, 2011
Note payable collateralized by building due November 31, 2017, 5.7%	$1,434,668	$1,447,888
Notes payable for insurance premiums due between March 2, 2012 and July 1, 2012, rates from 6.5% to 9.0%	46,834	77,072
Notes payable collateralized by equipment due from January 24, 2015 to February 28, 2017, from 4.25% to 7.99%	3,154,569	815,765
Note payable to related party due December 31, 2012, 14%	839,269	889,269
10% convertible promissory note due February 17, 2017	2,200,000	—
9% Series B Senior Secured Redeemable Debentures due on various dates ranging from September 30, 2013 to February 28, 2014, net of discount of $16,420 and $19,923 at March 31, 2012 and December 31, 2011, respectively	4,893,388	5,281,884

	12,568,728	8,511,878
Less: current portion	(6,744,616)	(6,435,759)

Total Long-Term Debt	$5,824,112	$2,076,119

Notes Payable

On January 23, 2012, we entered into a note payable with a bank for the purchase of a water hauling truck in the amount of $179,000, bearing a fixed interest rate of 7.99% with principle and interest payable monthly over the term of the loan. The note payable has a final maturity date of January 24, 2015.

On February 17, 2012, we entered into a note payable with a bank in the amount of $2.2 million, bearing a fixed interest rate of 5.5%, to finance a portion of the consideration paid in our acquisition of Hunter Disposal. The note is collateralized by the equipment acquired. See Note 3—Acquisitions, for additional information.

Convertible Promissory Note Payable

On February 17, 2012, the Company entered into a 10% convertible promissory note for $2.2 million payable to Triad Hunter as partial consideration in the Hunter Disposal acquisition. Terms of payment under the note are interest only due quarterly from May 17, 2012 to February 17, 2013. Thereafter, beginning May 17, 2013 and continuing quarterly until February 17, 2017, the payments due will include accrued interest and principle payments of $137,500 per quarter. The promissory note matures on February 17, 2017 and is convertible at any time by the holder into shares of common stock of the Company at a conversion price of $2.50 per share. See Note 3—Acquisitions, for additional information.

9% Series B Senior Secured Redeemable Debentures

The Company has not paid interest on the Series B debentures for the period March 2011 through March 2012. Therefore, we were technically in default on our Series B Debentures at March 31, 2012. Upon an event of default, the debentures become due and payable upon demand, so we have classified the debentures as a current liability as of March 31, 2012. These debentures are secured by GreenHunter Energy’s interest in GreenHunter Mesquite Lake, LLC, and are otherwise non-recourse to GreenHunter Energy.

During the three months ended March 31, 2012, holders of $392,000 of our Series B Debentures elected to convert their principal and accrued interest into shares of our 10% Series C cumulative preferred stock. Additionally, we have received irrevocable agreements from other holders of our Series B Debentures to convert approximately $1.3 million of our Series B Debentures into our 10% Series C Preferred Stock in 2012.

Maturities

The following table presents the approximate annual maturities of all of our debt as of March 31, 2012:

2012	$6,497,564
2013	1,422,975
2014	1,612,838
2015	918,442
Thereafter	2,116,909

$12,568,728

NOTE 7. NOTES PAYABLE

Notes Payable at December 31, 2011 and 2010 consisted of the following:

	2011	2010
Note payable collateralized by building due November 31, 2017, 5.7%	$1,447,888	$2,982,051
Notes payable for insurance premiums due between March 2, 2012 and June 30, 2012, rates from 6.5% to 9.0%	77,072	81,499
Notes payable collateralized by water hauling trucks due February 28, 2017 and December 9, 2014, 4.25% and 5%	815,765	—
Note payable to related party due December 31, 2012, 14%	889,269	766,957
9% Series B Senior Secured Redeemable Debentures due on various dates ranging from September 30, 2013 to February 28, 2014, net of discount of $19,923 and $29,558 at December 31, 2011 and 2010, respectively	5,281,884	5,272,249

	8,511,878	9,102,756
Less: current portion	(6,435,759)	(943,560)

Total Long-Term Debt	$2,076,119	$8,159,196

The following table presents the approximate annual maturities of debt as of December 31, 2011:

2012	$6,435,759
2013	220,440
2014	231,027
2015	231,075
Thereafter	1,393,577

$8,511,878

Notes Payable

The Company has a note payable for the building that serves as the location of the Company’s corporate headquarters. The note has an interest rate of 5.7%, monthly payments of $11,000, and matures during November 2017.

During 2011 and 2010, we financed a portion of our annual insurance premiums in the amount of $184,000 and $161,000, respectively with various notes bearing fixed rates of 6.5% and 9.0%. The notes have maturity dates of March 2, 2012 and June 30, 2012.

During 2011, we entered into various notes payable for the purchase of water hauling trucks in the amount of $816,000, bearing fixed interest rates of 4.25% and 5.0%. The notes have maturity dates of February 2017 and December 9, 2014.

10% Series A Senior Secured Redeemable Debentures

We have issued approximately $21 million of our 10% Series A Senior Redeemable Debentures (“Series A Debentures”) these debentures, resulting in net proceeds of approximately $18.9 million since inception of this series. These debentures are non-recourse to GreenHunter Energy, and are secured by our GreenHunter BioFuels, Inc. common stock. This offering was cancelled during April of 2008, and all proceeds were received by June 30, 2008.

The Series A Debentures were offered in a private placement and have not been registered. The debentures have a term of five years from the date of issue and may be exchangeable at our option into freely tradable shares of our common stock. We have the right to call for redemption at any time. If redeemed, we would be required to pay a redemption price, in cash and/or common stock, equal to the following percentage of the principal amount depending on the year after issuance: 105% during the first year, 104% during the second year, 103% during the third year, and 102% during the fourth year and continuing through maturity.

During April 2009 through September 2010, we were unable to make the interest payments on these debentures. On November 26, 2010, the Company transferred all of its common stock in BioFuels to an irrevocable trust for the benefit of the holders of the Series A Debentures and their respective successors, assigns, heirs and devisees in full and final satisfaction of any the Company might have to the holders of the Series A Debentures, based on the terms of the debenture agreements. These debentures were secured by GreenHunter Energy’s ownership interest in GreenHunter BioFuels common stock and are otherwise non-recourse to GreenHunter Energy.

Non-Recourse BioFuels Facilities

During March 2009, we determined we were not in compliance with certain covenants of our non-recourse construction loan and non-recourse working capital line of credit at BioFuels. Accordingly, we classified the entire amounts due under both of these agreements as current liabilities associated with assets held in receivership at September 30, 2010. On December 16, 2009, the Credit Agreement for the non-recourse construction and working capital loans was amended. Pursuant to the terms and conditions of the amendment, the lender agreed to waive any claims of “Events of Default” until March 31, 2010. The agreement was further amended on March 30, 2010 to extend until April 30, 2010. Since we did not close on a sale or other transaction to repay the note by April 30, 2010, on June 3, 2010, BioFuels received a written notice from the lender that BioFuels has been placed into receivership. This credit agreement documented BioFuels’ existing project financing term loan and working capital line of credit with the Lender. On November 26, 2010, the Company transferred all of its common stock in BioFuels to an irrevocable trust for the benefit of the holders of the Series A Debentures and their respective successors, assigns, heirs and devisees in full and final satisfaction of any obligation the Company might have to the holders of the Series A Debentures, based on the terms of the debenture agreements. The loan facilities were secured by BioFuels' existing biodiesel refinery and associated assets located in Houston, Texas and are non-recourse to the parent company.

9% Series B Senior Secured Redeemable Debentures

During July 2008, we announced the offering of a 9% Series B Senior Secured Redeemable Debentures (“Series B Debentures”). These debentures have a term of five years and may be exchangeable into shares of our common stock after one year, at our option. These debentures are non-recourse to GreenHunter Energy, and are secured by our GreenHunter Mesquite Lake, Inc. common stock. Since inception of this series, we have issued approximately $5.3 million of these debentures, resulting in net proceeds of approximately $4.9 million. This offering was cancelled during April of 2009.

The Company has not paid interest on the Series B debentures for the period March 2011 through December 31, 2011. Therefore, we were in default on our Series B Debentures at December 31, 2011. Upon an event of default, the debentures become due and payable upon demand, so we have classified the debentures as a current liability as of December 31, 2011. These debentures are secured by GreenHunter Energy’s equity interest in GreenHunter Mesquite Lake, LLC and are otherwise non-recourse to GreenHunter Energy.

Note Payable to Related Party

On September 29, 2010 and December 30, 2010, the Company entered into a promissory note with our Chairman and Chief Executive Officer for $600,000 and $260,000, respectively, due on October 31, 2010 and January 1, 2011, respectively, at an interest rate of 10%. The promissory notes were extended to April 30, 2011. The promissory note was offset against related party receivable balance of $93,000 at December 31, 2010.

During the year ended December 31, 2011, the Company has borrowed an additional $687,000 under the promissory notes. On May 6, 2011, the maturity date was extended to December 31, 2011 and accrued interest of $42,000 was added to the principle balance. The maturity date was subsequently extended to December 31, 2012 and the interest rate was increased to 14%. During the year ended December 31, 2011, related party receivable balances of approximately $70,000 were offset against the promissory note.

On June 21, 2011, principal in the amount of $500,000 from the 10% Promissory Note was converted to 250,000 units which were offered under our private placement of common stock and warrants. See Note 9, Stockholders Equity, for more information.

The balance under these promissory notes was $889,000 at December 31, 2011, and $767,000 at December 31, 2010. The notes are convertible into common stock at the holder’s option based on the closing price of the company's common stock on the day prior to the election to convert.

Stockholders' Equity	3 Months Ended	12 Months Ended
	Mar. 31, 2012	Dec. 31, 2011
Stockholders' Equity [Abstract]
STOCKHOLDERS' EQUITY

NOTE 6. STOCKHOLDERS’ EQUITY

On April 25, 2012, we amended the stated liquidation value of our 10% Series C Preferred Stock from $100 per share to $25 per share. As a result, the 22,000 shares of our Series C Preferred Stock issued in connection with the acquisition of Hunter Disposal were converted to 88,000 shares of 10% Series C Preferred Stock.

The following table reflects changes in shares of our outstanding common stock, preferred stock and warrants during the periods reflected in our financial statements from December 31, 2011 to March 31, 2012:

	Preferred Stock	Common Stock	Treasury Stock	KSOP	Warrants
December 31, 2011	15,780	26,177,989	13,985	15,200	3,549,047
Issued shares of Series C Preferred Stock in Hunter Disposal acquisition	88,000	—	—	—	—
Issued shares of Series C Preferred Stock upon redemption of Series B Debentures	17,191	—	—	—	—
Issued shares of common stock in Hunter Disposal acquisition	—	1,846,722	—	—	—
Issued shares for Share based payments	—	45,201	(3,500)	—	—
Issued shares of common stock upon exercise of warrants	—	20,000	—	—	(20,000)
Warrants expired during the period	—	—	—	—	(42,797)

March 31, 2012	120,971	28,089,912	10,485	15,200	3,486,250

Preferred Stock

We were not able to pay dividends on our Series A Preferred Stock for the quarters ending December 31, 2008 through March 31, 2012. In accordance with the terms of this preferred stock, accrued dividends of $2.3 million were added to the stated value of the preferred stock, resulting in a stated value per share of $1,384 at March 31, 2012. This additional $2.3 million in stated value will accrue dividends at a 10% rate.

On February 17, 2012, we issued 22,000 shares of our 10% Series C Cumulative Preferred Stock as partial consideration in our acquisition of Hunter Disposal. On April 25, 2012, we amended the stated liquidation value of our 10% Series C Preferred Stock from $100 per share to $25 per share. As a result, the 22,000 shares of our Series C Preferred Stock issued in connection with the acquisition of Hunter Disposal were converted to 88,000 shares of 10% Series C Preferred Stock. See Note 3—Acquisitions, for additional information. The Series C Cumulative Preferred Stock earns 10% dividends paid monthly and is not convertible into common shares of the company except for under certain circumstances in the event of a change of control.

During the three months ended March 31, 2012, the Company issued 17,191 shares of our Series C Preferred Stock upon conversion of $392,000 in principle along with accrued interest of $38,000 on our Series B Debentures.

Common Stock and Common Stock Warrants

We have 90,000,000 authorized shares of common stock. We cannot pay any dividends on our common stock until all Series A cumulative preferred dividends have been satisfied.

On February 17, 2012, the Company issued 1,846,722 shares of common stock with a fair market value of $3.3 million based on stock price of $1.70, as partial consideration in the acquisition of Hunter Disposal. See Note 3—Acquisitions, for additional information.

During the three months ended March 31, 2012, the Company issued 45,201 shares of common stock for payment of Board fees to nonemployee members of Board of Directors as payment of their fees for 2011 and first quarter of 2012.

During the three months ended March 31, 2012, the Company issued 20,000 shares of common stock upon exercise of 20,000 of our $1.50 warrants.

During the three months ended March 31, 2012, 42,797 of our $1.50 common stock warrants have expired.

Treasury Stock

During the three months ended March 31, 2012, the Company issued 3,500 shares of the Company's common stock out of treasury, with a cost of $53,000, for payment of shares owed for fully vested share grants under our share based compensation plan.

NOTE 9. STOCKHOLDERS’ EQUITY

The following table reflects changes in our outstanding common stock, preferred stock and warrants during the periods reflected in our financial statements:

	Preferred Stock	Common Stock	Treasury Stock	KSOP	Warrants
January 1, 2010	17,325	22,576,504	22,412	15,200	6,251,745
Issued 100,000 warrants upon receipt of letter of guaranty	—	—	—	—	100,000
Warrants expired	—	—	—	—	(907,834)

December 31, 2010	17,325	22,576,504	22,412	15,200	5,443,911
Issue common stock and warrants for cash	—	1,045,000	—	—	1,045,000
Issue common stock and warrants upon conversion of $500,000 in principal on promissory notes	—	500,000	—	—	500,000
Issue common stock and warrants upon conversion of 1,545 shares of preferred stock	(1,545)	1,545,000	—	—	1,545,000
Common shares granted to non-employee Board Members	—	28,090	—	—	—
Common shares granted as 401k matching contribution	—	229,410	—	—	—
Unissued unvested restricted shares	—	(25,000)	—	—	—
Issue common stock for payment of executive salary	—	147,059	—	—	—
Issue common stock for asset purchase	—	131,926	—	—	—
Issue common shares out of treasury for payment of services	—	—	(8,427)	—	—
Warrants expired during the period	—	—	—	—	(4,984,864)

December 31, 2011	15,780	26,177,989	13,985	15,200	3,549,047

Preferred Stock

Series A Preferred

On March 9, 2007, we authorized and established a series of preferred stock that was designated as “2007 Series A 8% Convertible Preferred Stock” (“Series A Preferred”). This series was constituted as 12,500 shares with a stated value per share initially set equal to $1,000. On March 12, 2007, we executed a securities purchase agreement with institutional investors whereby we agreed to issue to such institutional investors the following securities of the company for an aggregate consideration of $15 million: $12.5 million in principal amount of our Series A Preferred, 500,000 shares of our common stock at $5.00 per share and 1.5 million common stock purchase warrants at an exercise price of $7.50 per warrant (of which 1,250,000 warrants were allocable to the holders of the Series A Preferred).

We allocated $4.62 to each share of common stock and $0.76 to each common stock warrant in establishing the fair value of these securities. Gross proceeds of $15 million ($14.95 million net of expenses) were received by us thereafter through May 15, 2007 from the issuance of the preferred and common stock and the common stock warrants to these institutional investors. The warrants are described further below.

The Series A Preferred provides for a cumulative dividend that may be payable at our option in cash or shares of common stock at 115% of the cash dividend payable and using the 10-day average price per share of common stock. A holder of the Series A Preferred has the right to convert these shares at any time into shares of common stock at a conversion price of $5.00 per common share. We may force conversion at any time subject to the following conditions: (i) the closing price of our common stock exceeds $20.00 for thirty-one trading days, and (ii) the average trading volume of the shares over the same 31-day period equals or exceeds 65,000 shares. After five years, we may redeem the preferred stock for cash. Other provisions of the this series of preferred stock include a liquidation preference, anti-dilution provisions, voting rights equal to the common shareholders and other protective provisions.

We were not able to pay dividends on our Series A Preferred Stock for the quarters ending December 31, 2008 through December 31, 2011. In accordance with the terms of this preferred stock, accrued dividends of $2.0 million were added to the stated value of the preferred stock, resulting in a stated value per share of $1,327 at December 31, 2011. This additional $2.0 million in stated value will accrue dividends at a 10% rate.

In January of 2011 we entered into an agreement with the holder of our Series A Preferred Stock where by the holder waived their right under the Series A Certificate of Designations as it pertains to the adjustment of the conversion price caused by the Company's private placement to certain accredited investors for consideration of the ability to convert shares of the Series A Preferred having an aggregate stated value equal to 50% of the gross proceeds received by the Company from investors after the closing of the offering into shares of common stock of the Company at the same price which the Company sells the unit shares to investors.

On June 21, 2011, pursuant to the agreement with the holder of our Series A and Series B Preferred Stock outstanding, the holder converted 772 shares of Series A Preferred with a stated value of $981,000 into 386,000 units which were sold under our private placement of common stock and warrants. The fair value of the antidilutive provision for those shares on June 21, 2011, of $628,000 was reclassed to additional paid in capital upon the conversion of the preferred shares.

Series B Preferred

On August 21, 2008, we authorized and established a series of preferred stock that was designated as “2008 Series B Convertible Preferred Stock” (“Series B Preferred”). This series was constituted as 10,575 shares with a stated value per share equal to $1,000. We executed a securities purchase agreement with the buyer at this time whereby the buyer returned 1,410,000 their existing $7.50 common stock warrants and paid $10.6 million in cash (net of expenses) to GreenHunter, and we issued 10,575 shares of the Series B Preferred and 1,410,000 common stock warrants with an exercise price of $25.00. We cancelled the $7.50 common stock warrants which were returned to us in this transaction.

The Series B Preferred does not provide for any preferential dividends. A holder of the Series B Preferred has the right to convert these shares at any time into shares of common stock at a conversion price of $7.50 per common share. We may force conversion at any time subject to the following conditions: (i) the closing price of our common stock exceeds $20.00 for thirty-one trading days, and (ii) the average trading volume of the shares over the same 31-day period equals or exceeds 65,000 shares. After five years, we may redeem the preferred stock for cash. Other provisions of this series of preferred stock include a liquidation preference, anti-dilution provisions, voting rights equal to the common shareholders and other protective provisions.

We recorded a deemed preferred dividend of $13.9 million in relation to the Series B Preferred which reflects the excess of the fair value of the securities issued in the transaction over the carrying value of the warrants cancelled. We also recorded a deemed dividend of $666,000 related to the beneficial conversion feature of the stock at the time of the placement.

In January of 2011 we entered into an agreement with the holder of our Series B Preferred Stock where by the holder waived their right under the Series B Certificate of Designations as it pertains to the adjustment of the conversion price caused by the Company's private placement to certain accredited investors for consideration of the ability to convert shares of the Series B Preferred having an aggregate stated value equal to 50% of the gross proceeds received by the Company from investors after the closing of the offering into shares of common stock of the Company at the same price which the Company sells the unit shares to investors.

On June 21, 2011, pursuant to the agreement with the holder of our Series B Preferred Stock outstanding, the holder converted 773 shares of Series B Preferred with a stated value of $773,000 into 386,500 units which were sold under our private placement of common stock and warrants. The fair value of the antidilutive provision for those shares on June 21, 2011, of $536,000 was reclassed to additional paid in capital upon the conversion of the preferred shares.

Common Stock

We have 90,000,000 authorized shares of common stock. We may not pay any dividends on our common stock until all Series A cumulative preferred dividends have been satisfied.

On March 31, 2010, the Company granted 192,028 shares of common stock as matching contribution to the Company's 401K plan. Additionally, during the year ended December 31, 2010, we granted share awards to directors totaling 170,600 shares.

On January 28, 2011, the Company entered into a private placement of common equity securities with accredited investors. The equity securities sold consisted of units comprised of two shares of common stock and two common stock warrants, one with an exercise price of $1.50 and another with an exercise price of $2.50 per share for $2.00 per unit. The sale of these units resulted in new proceeds of $1.0 million to the Company. The warrants are exercisable immediately and expire on January 31, 2014.

On April 6, 2011, the Company’s Board of Directors approved the 2010 fiscal year 401k matching contribution of $206,000 to be paid in shares of common stock of the company based on the closing price on that date.

On June 21, 2011, the Company issued 1,545,000 shares of common stock, 772,500 warrants with an exercise price of $1.50, and 772,500 warrants with an exercise price of $2.50 upon the conversion of shares of preferred stock with a stated value of $1.8 million. The fair value of the antidilutive provision on the converted preferred shares on June 21, 2011, of $1.2 million was reclassed to additional paid in capital upon the conversion of the preferred shares.

On June 21, 2011, the Company issued 500,000 shares of common stock, 250,000 common stock warrants with an exercise price of $1.50, and 250,000 common stock warrants with an exercise price of $2.50 upon the conversion of $500,000 in principal of our promissory notes with a related party.

On November 29, 2011, we issued 147,059 shares of common stock valued at $100,000 to pay executive salaries.

During December 2011, we issued 131,926 shares of common stock to pay the second payment pursuant to the Port Sutton acquisition.

Treasury Stock

During the year ended December 31, 2011, the Company issued 8,427 shares of the Company's common stock out of treasury, with a cost of $127,000, for payment of services.

Common Stock Warrants

The following is a summary of warrant activity for the two years ended December 31, 2011 and 2010.

	2011		2010
	Shares	Weighted Average Exercise Price	Shares	Weighted Average Exercise Price
Outstanding—Beginning of Year	5,443,911	$24.87	6,251,745	$23.98
Granted	3,090,000	$2.00	100,000	$1.34
Exercised	—	—	—	—
Cancelled	(4,984,864)	$1.50	(907,834)	$16.16
Outstanding—End of Year	3,549,047	$1.94	5,443,911	$24.87

Exercisable—End of Year	3,549,047	$1.94	5,443,911	$24.87

During the first quarter of 2010, we granted 100,000 warrants upon the receipt of the letter of guarantee and credit support from our Chairman and Chief Executive Officer. The exercise price of the warrants was set at $1.34 as of the issuance date of March 31, 2010, and will be proportionately increased or decreased upon subsequent combinations or subdivisions of common stock. These warrants are exercisable immediately upon issuance and have a five-year life. We determined the grant-date fair value of the warrants to be approximately $69,000, or $0.69 per share using the Black-Scholes method with the following inputs: Stock price on the date of grant of $1.30, exercise price of $1.34, term of 5 years, volatility of 63.13% based on the average volatility of the Company and five comparable companies, and discount rate of 1.60% based on expected life of 2.5 years. The grant-date fair value of $69,000 is included in selling, general, and administrative expense on our consolidated statement of operations for the year ended December 31, 2010. In the third quarter of 2010, the Chairman and Chief Executive Officer has rescinded his right to these warrants.

On January 28, 2011, the Company entered into a private placement of common equity securities with accredited investors. The equity securities sold consisted of units comprised of two shares of common stock and two common stock warrants, one with an exercise price of $1.50 and another with an exercise price of $2.50 per share for $2.00 per unit. The sale of these units resulted in new proceeds of $1.0 million to the Company. The warrants are exercisable immediately and expire on January 31, 2014.

The Company’s private placement entered into on January 28, 2011, triggered the antidilutive provision on 5,443,911 common stock warrants outstanding at that time, which adjusted the exercise price for the warrants to $1.50, of which 4,984,864 have expired during 2011.

On June 21, 2011, the Company issued 1,545,000 shares of common stock, 772,500 warrants with an exercise price of $1.50, and 772,500 warrants with an exercise price of $2.50 upon the conversion of shares of preferred stock with a stated value of $1.8 million. The fair value of the antidilutive provision on the converted preferred shares on June 21, 2011, of $1.2 million was reclassed to additional paid in capital upon the conversion of the preferred shares.

On June 21, 2011, the Company issued 500,000 shares of common stock, 250,000 common stock warrants with an exercise price of $1.50, and 250,000 common stock warrants with an exercise price of $2.50 upon the conversion of $500,000 in principal of our promissory notes with a related party.

During the year ended December 31, 2011, 4,984,864 of our $1.50 common stock warrants have expired.

Share-Based Compensation	3 Months Ended	12 Months Ended
	Mar. 31, 2012	Dec. 31, 2011
Share-Based Compensation [Abstract]
SHARE-BASED COMPENSATION

NOTE 7. SHARE-BASED COMPENSATION

We account for our stock-based compensation in accordance with ASC standards on Share-based Payments. The standards apply to transactions in which an entity exchanges its equity instruments for goods or services and also applies to liabilities an entity may incur for goods or services that are to follow a fair value of those equity instruments. Under the ASC standards, we are required to follow a fair value approach using an option-pricing model, such as the Black-Scholes option valuation model, at the date of a stock option grant. The deferred compensation calculated under the fair value method would then be amortized over the respective vesting period of the stock option.

In September 2010, the Company adopted its 2010 Long-Term Incentive Compensation Plan (the “Incentive Plan”), which provides for equity incentives to be granted to employees, officers or directors of the Company, as well as key advisers or consultants. Equity incentives may be in the form of stock options with an exercise price not less than the fair market value of the underlying shares on the date of grant, stock appreciation rights, restricted stock awards, stock bonus awards, other stock-based awards, or any combination of the foregoing. A maximum of 5,000,000 shares of Common Stock were authorized for issuance under the Incentive Plan.

Common Stock Options

During the three months ended March 31, 2012, the Company granted 2,025,750 shares of common stock options to members of management and employees of the Company at an average exercise price of $1.65 with an average estimated fair value of $0.98 per share. The options have a life of ten years and vest in equal amounts over a three year period beginning with the date of grant.

We recorded share-based compensation expense of $496,000 related to stock options for which the requisite service period elapsed during the three months ended March 31, 2012. These expenses are included in our selling, general and administrative expenses. No option exercises occurred during the three months ended March 31, 2012.

As of March 31, 2012, there was $3.0 million of total unrecognized compensation cost related to unvested shares associated with stock options which will be recognized over a weighted-average period of 2.69 years. We recognize compensation expense for our stock options on a straight-line basis over their vesting term. We are required to issue new shares of common stock upon the exercise of the stock options by such holder(s).

We estimated the fair value of each stock based grant using the Black-Scholes option pricing method for service and performance based options, and the Lattice Model for market based awards. The weighted average values for options issued for the month ended March 31, 2012 was as follows:

Number of options issued	$2,025,750
Weighted average stock price	$1.65
Weighted average exercise price	$1.65
Weighted average expected life of options (a)	5.00
Weighted average expected volatility (b)	72.51%
Weighted average risk-free interest rate	0.81%
Expected annual dividend per share	—
Weighted average fair value of each option	$0.98

(a)	Based on our expectation of when the options will be exercised. The options have a life of ten years.
(b)	The expected volatility of our common stock was estimated using an average of volatilities of publicly traded companies in similar energy businesses.

The following is a summary of stock option activity during the three months ended March 31, 2012.

	Number of Shares	Weighted average Exercise Price	Aggregate Intrinsic Value* ($000’s)
Outstanding—Beginning of Period	8,826,500	$5.41	$4,501
Granted	2,025,750	$1.65	1,674
Exercised	—	—	—
Cancelled	—	—	—

Outstanding—End of Period	10,852,250	$4.71	$6,175

Exercisable—End of Period	6,068,162	$7.35	$806

*	The Aggregate Intrinsic Value was calculated using the March 30, 2012 stock price of $2.48.

The following is a summary of stock options outstanding at March 31, 2012:

Exercise Price	Number of Options Outstanding	Weighted Average Remaining Contractual Life (Years)	Number of Exercisable Options
$0.90	2,050,000	9.02	—
$0.97	100,000	7.18	66,666
$1.41	200,000	7.70	100,000
$1.65	1,975,750	9.88	—
$1.79	50,000	9.89	—
$1.96	1,725,000	7.41	1,149,997
$5.00	3,247,000	5.13	3,247,000
$7.50	33,333	5.51	33,333
$10.00	243,333	5.65	243,333
$10.12	2,500	6.53	2,500
$12.00	6,500	5.74	6,500
$13.66	3,000	6.25	3,000
$17.76	40,000	5.87	40,000
$18.00	16,667	5.95	16,667
$18.91	1,099,167	5.88	1,099,166
$19.75	13,333	6.05	13,333
$20.64	25,000	6.19	25,000
$22.75	21,667	6.12	21,667

	10,852,250		6,068,162

Share Awards

During the three months ended March 31, 2012, we granted 12,683 shares of common stock to the nonemployee members of the Board of Directors as payment for their fees for the first quarter of 2011 in lieu of receiving cash for their fees. These common shares vest immediately and were valued at weighted average price of $2.48 per share, based on the quoted market value of the stock on the date of the grant. We recognized $31,000 of expense in our selling, general, and administrative expenses for the three months ended March 31, 2012, related to these shares. These shares were not issued as of March 31, 2012, but are included in weighted average basic shares outstanding as of March 31, 2012. At March 31, 2012, there were 83,960 shares owed to the non-employee members of the Board of Directors that were not issued, but are included in weighted average basic shares outstanding as of March 31, 2012.

On February 13, 2012, we granted 3,500 restricted shares to employees. These common shares vested immediately and were valued at a weighted average of $1.65 per share, based on the quoted market value of the stock on the date of the grant. We recognized $6,000 of expense in our selling, general, and administrative expenses for the three months ended March 31, 2012, related to these shares. These shares were issued out of treasury.

During April 2011, the compensation committee approved the grant of shares of the Company's common stock to be valued at $1.0 million or 1,111,111 shares of common stock based on the per share price of $0.90, the closing price on April 5, 2011, to the Company’s Chairman and Chief Executive Officer, pending shareholder approval. These shares are not included in shares outstanding, weighted average shares outstanding, and potentially dilutive securities, since the grant has not yet been approved by shareholders.

The following is a summary of unvested share awards for the month ended March 31, 2012 and December 31, 2011:

	March 31, 2012		December 31, 2011
	Number of Shares	Weighted Average Grant Date Fair Value per Share	Number of Shares	Weighted Average Grant Date Fair Value per Share
Unvested—Beginning of Year	25,000	$1.87	75,000	$1.87
Granted	16,183	2.30	28,090	0.89
Cancelled	—	—	(25,000)	1.87
Exercised	—	—	—	—
Vested	(16,183)	2.30	(53,090)	1.35

Unvested—End of Period	25,000	$1.87	25,000	$1.87

NOTE 11. STOCK-BASED COMPENSATION

We account for our stock-based compensation in accordance with ASC standards on Share-based Payments. The standards apply to transactions in which an entity exchanges its equity instruments for goods or services and also applies to liabilities an entity may incur for goods or services that are to follow a fair value of those equity instruments. Under the ASC standards, we are required to follow a fair value approach using an option-pricing model, such as the Black-Scholes option valuation model, at the date of a stock option grant. The deferred compensation calculated under the fair value method would then be amortized over the respective vesting period of the stock option.

Common Stock Options

The Company granted 2,050,000 shares of common stock options to members of management and employees of the Company at an exercise price of $0.90 with an estimated fair value of $0.58 per share. The options have a life of ten years and vest in equal amounts over a three year period beginning with the date of grant.

In September 2010, the Company adopted its 2010 Long-Term Incentive Compensation Plan (the “Incentive Plan”), which provides for equity incentives to be granted to employees, officers or directors of the Company, as well as key advisers or consultants. Equity incentives may be in the form of stock options with an exercise price not less that the fair market value of the underlying shares on the date of grant, stock appreciation rights, restricted stock awards, stock bonus awards, other stock-based awards, or any combination of the foregoing. A maximum of 5,000,000 shares of Common Stock were authorized for issuance under the Incentive Plan.

We recorded share-based compensation expense of $818,000 and $1.6 million during the years ended December 31, 2011 and 2010, respectively. These expenses are included in our selling, general and administrative expenses.

As of December 31, 2011, there was $1.4 million of total unrecognized compensation cost related to unvested shares associated with stock options which will be recognized over a weighted-average period of 1.66 years. We recognize compensation expense for our stock options on a straight-line basis over their vesting term. We will issue new shares upon the exercise of the stock options.

We estimated the fair value of each stock based grant using the Black-Scholes option pricing method for service and performance based options, and the Lattice Model for market based awards. The weighted average values for options issued for the year ended December 31, 2011 was as follows:

2011
Number of options issued	$2,050,000
Weighted average stock price	$0.90
Weighted average exercise price	$0.90
Weighted average expected life of options (a)	5.00
Weighted average expected volatility (b)	79.82%
Weighted average risk-free interest rate	2.32%
Expected annual dividend per share	—
Weighted average fair value of each option	$0.58

(a)	As determined by the simplified method under Staff Accounting Bulletin 107. The options have a life often years.

(b)	The expected volatility of our common stock was estimated using an average of volatilities of publicly traded companies in similar energy businesses.

The following is a summary of stock option activity during the years ended December 31, 2011 and 2010.

	2011			2010
	Shares	Weighted Average Exercise Price	Aggregate Intrinsic Value*	Shares	Weighted Average Exercise Price	Aggregate Intrinsic Value*
Outstanding—Beginning of Year	7,076,500	$5.95	$—	7,399,832	$5.93	$—
Granted	2,050,000	0.90	—	—	—	—
Exercised	—	—	—	—	—	—
Cancelled	(300,000)	1.41	—	(323,332)	9.28	—
Outstanding—End of Year	8,826,500	5.41	—	7,076,500	5.95	—

Exercisable—End of Year	6,067,328	$7.35	$—	5,257,497	$7.65	$—

*	The Aggregate Intrinsic Value was calculated using the December 31, 2011 and 2010 stock price of $0.87 and $0.81.

The following is a summary of stock options outstanding at December 31, 2011 :

Exercise Price	Number of Options Outstanding	Number of Exercisable Options	Weighted Average Remaining Contractual Life (Years)
$0.90	2,050,000	—	9.27
$0.97	100,000	66,666	7.43
$1.41	200,000	100,000	7.95
$1.96	1,725,000	1,149,997	7.66
$5.00	3,247,000	3,247,000	5.38
$7.50	33,333	33,333	5.76
$10.00	243,333	243,333	5.90
$10.12	2,500	1,666	6.78
$12.00	6,500	6,500	5.99
$13.66	3,000	3,000	6.50
$17.76	40,000	40,000	6.12
$18.00	16,667	16,667	6.20
$18.91	1,099,167	1,099,166	6.13
$19.75	13,333	13,333	6.30
$20.64	25,000	25,000	6.44
$22.75	21,667	21,667	6.36

	8,826,500	6,067,328

Share Awards

During the year ended December 31, 2011, we granted 28,090 shares of common stock to the nonemployee members of the Board of Directors as payment for their fees for the first quarter of 2011 in lieu of receiving cash for their fees. These common shares vest immediately and were valued at weighted average of $0.89 per share, based on the quoted market value of the stock on the date of the grant. We recognized $391,000 of expense in our selling, general, and administrative expenses as of December 31, 2011, related to these shares. These shares were not issued as of December 31, 2011 but are included in weighted average basic shares outstanding as of December 31, 2011. At December 31, 2011, there were 198,690 shares owed to the nonemployee members of the Board of Directors that were not issued but are included in weighted average basic shares outstanding as of December 31, 2011.

During April 2011, the compensation committee approved the grant of shares of the Company's common stock to be valued at $1.0 million or 1,111,111 shares of common stock based on the per share price of $0.90, the closing price on April 5, 2011, to the Company's Chairman and Chief Executive Officer, pending shareholder approval. These shares are not included in shares outstanding, weighted average shares outstanding, and potentially dilutive securities, since the grant has not yet been approved by shareholders.

During the year ended December 31, 2010, we granted 170,600 shares of common stock to the nonemployee Board of Directors as payment for their fees for the years 2010 and 2009 in lieu of receiving cash for their fees. These common shares vest immediately. These shares were valued at weighted average of $1.05 per share, based on the quoted market value of the stock on the date of the grant, and $179,000 of expense was recognized in our selling, general, and administrative expenses as of December 31, 2010 related to these shares. These shares were not issued as of December 31, 2010 but are included in weighted average basic shares outstanding as of December 31, 2010.

The following is a summary of unvested share awards for the year ended December 31, 2011:

	2011		2010
	Number of Shares	Weighted Average Grant Date Fair Value per Share	Number of Shares	Weighted Average Grant Date Fair Value per Share
Unvested—Beginning of Year	75,000	$1.87	100,000	$1.87
Granted	28,090	0.89	170,600	1.10
Cancelled	(25,000)	1.87	—	—
Exercised	—	—	—	—
Vested	(53,090)	1.35	(195,600)	1.22

Unvested—End of Period	25,000	$1.87	75,000	$1.87

Related Party Transactions	3 Months Ended	12 Months Ended
	Mar. 31, 2012	Dec. 31, 2011
Related Party Transactions [Abstract]
RELATED PARTY TRANSACTIONS

NOTE 8. RELATED PARTY TRANSACTIONS

During three months ended March 31, 2012, we earned storage rental revenue for providing water storage tanks and equipment for lease to Eagle Ford Hunter and Triad Hunter, LLC, both wholly owned subsidiaries of Magnum Hunter Resources Corporation, an entity for which our Chairman and Chief Executive Officer is an officer and significant shareholder. Storage and other revenue totaled $424,000 and $0 for three months ended March 31, 2012 and 2011, respectively. Accounts receivable related to that revenue totaled $499,000 and $0 as of March 31, 2012 and 2011, respectively.

During the three months ended March 31, 2012, we obtained accounting services for a fee from Magnum Hunter Resources Corporation, an entity for which our Chairman and Chief Executive Officer is an officer and significant shareholder. Professional services expense totaled $25,000 and $25,000 for the three months ended March 31, 2012 and 2011, respectively.

The Company has promissory notes outstanding to the Chairman and Chief Executive Officer. The balance under these promissory notes was $839,000 at March 31, 2012, and $889,000 at December 31, 2011. The notes are convertible into common stock at the holder’s option based on the closing price of the company's common stock on the day prior to the election to convert. See Note 8, Stockholders' Equity, for more information.

On February 17, 2012, the Company, through its wholly owned subsidiary, GreenHunter Water, closed on the acquisition of 100% of the equity ownership interest of Hunter Disposal, LLC, a wholly-owned subsidiary of Magnum Hunter Resources Corporation. The terms and conditions of the equity purchase agreement between the parties were approved by an independent special committee of the Board of Directors for each party. The total consideration for this acquisition was approximately $9.9 million. The consideration paid consisted of $2.2 million in cash, 1,846,722 shares of the Company’s restricted common stock with a fair value of $3.3 million, 22,000 shares of our 10% Series C cumulative preferred stock with a stated value of $100 per share, or $2.2 million, and a $2.2 million convertible promissory note due to the seller. On April 25, 2012, we amended the stated liquidation value of our 10% Series C Preferred Stock from $100 per share to $25 per share. As a result, the 22,000 shares of our Series C Preferred Stock issued in connection with the acquisition of Hunter Disposal were converted to 88,000 shares of 10% Series C Preferred Stock. In connection with the sale, Triad Hunter, LLC, a wholly owned subsidiary of Magnum Hunter Resources Corporation, entered into agreements with Hunter Disposal, LLC and GreenHunter Water, LLC for wastewater hauling and disposal capacity in the states of Kentucky, Ohio and West Virginia and a five-year tank rental agreement with GreenHunter Water, LLC.

NOTE 13. RELATED PARTY TRANSACTIONS

During the year ended December 31, 2011, we earned storage revenue for providing water storage tanks and equipment for lease to Eagle Ford Hunter, Triad Hunter, LLC, and Hunter Disposal, LLC, all wholly owned subsidiaries of Magnum Hunter Resources Corporation, an entity for which our Chairman and Chief Executive Officer is an officer and significant shareholder. Storage and other revenue totaled $1.0 million for the year ended December 31, 2011 and $0 for the year ended December 31, 2010. Accounts receivable related to that revenue totaled $203,000 and $0 as of December 31, 2011 and 2010, respectively.

During the year ended December 31, 2011, we obtained accounting services for a fee and provided office space and services for a fee to Magnum Hunter Resources Corporation. Office related services revenues net of professional services expense totaled $162,000 for the year ended December 31, 2011, and $90,000 for the year ended December 31, 2010.

On October 13, 2011, the Company sold an office building for $1.7 million to Magnum Hunter Resources Corporation.

During 2010, we rented an airplane for business use at various times from Pilatus Hunter, LLC, an entity 100% owned by Mr. Evans. Airplane rental expenses totaled $12,000 for the year ended December 31, 2010.

During 2010, we granted 100,000 warrants upon the receipt of the letter of guarantee and credit support from our Chairman and Chief Executive Officer, which he subsequently rescinded, as discussed in Note 9.

On September 29, 2010, and December 30, 2010, the Chairman and Chief Executive Officer loaned the Company $600,000 and $260,000, respectively, in exchange for promissory notes due October 31, 2010, and January 1, 2011, respectively. The promissory notes were offset against a related party receivable balances of $70,000 and $93,000, for the years ended December 31, 2011 and 2010, respectively. During the year ended December 31, 2011, the Company has borrowed an additional $100,000 under a promissory note due to the Company's Chairman and Chief Executive Officer. On May 6, 2011, the maturity date was extended to December 31, 2011. The Company also borrowed an additional $570,000 under a new promissory note at an interest rate of 14% from the Chairman and Chief Executive Officer. On June 21, 2011, principal in the amount of $500,000 from the 10% Promissory Note was converted to 250,000 units which were offered under our private placement of common stock and warrants. The balance under these promissory notes was $889,269 at December 31, 2011, and $766,957 at December 31, 2010. The notes are convertible into common stock at the holder's option based on the closing price of the company’s common stock on the day prior to the election to convert. See Note 8, Stockholders’ Equity, for more information.

During the years ended December 31, 2011 and 2010, we provided accounting services and use of office space to Magnum Hunter Resources Corporation. Revenue related to these activities were $162,000 and $212,000, respectively.

On February 17, 2012, the Company, through its wholly owned subsidiary, GreenHunter Water, closed on the acquisition of 100% of the equity ownership interest of Hunter Disposal, LLC, a wholly-owned subsidiary of Magnum Hunter Resources Corporation. See Note 16, Subsequent Events, for more information.

Commitments and Contingencies	3 Months Ended	12 Months Ended
	Mar. 31, 2012	Dec. 31, 2011
Commitments and Contingencies [Abstract]
COMMITMENTS AND CONTINGENCIES

NOTE 9. COMMITMENTS AND CONTINGENCIES

On March 29, 2012, GreenHunter Water, LLC, entered into a five year commercial lease agreement for an existing truck and barge transloading and water storage facility located in Washington County, Ohio. The facility is located on approximately 10 acres of land and contains 70,000 barrels (BBL) of functional bulk liquids storage tank capacity, a barge transloading station, a covered loading station with multiple truck servicing bays and office space. The lease commitment is for five years with monthly payments of $8,000 for the first year, $10,000 for the second year and $12,000 for years three through five of the lease. Additionally, we are required to pay additional $0.04 per barrel for all wastewater delivered for and stored on the leased premises.

ABB, Inc. vs. GreenHunter Energy, Inc. In the Superior Court of California, County of Imperial, Case No. ECU07002.

ABB, Inc. was a subcontractor to Crown Engineering for certain construction work performed at our Mesquite Lake plant in Imperial County, California. GreenHunter Energy, Inc. only had a construction contract directly with Crown Engineering and not with any of its subcontractors. On or about January 18, 2010, GreenHunter entered into a settlement agreement with Crown Engineering settling any disputes between the parties regarding the work done at our Mesquite Lake plant. Green Hunter performed all of its obligations under the settlement agreement. Plaintiff is attempting to enforce payment of its claim, approximately $327,555 by asserting it is a third party beneficiary under the Company’s settlement agreement with Crown Engineering.

GreenHunter will challenge the complaint by way of a demurrer, challenging the Plaintiff’s right to claim it is an intended beneficiary of the settlement agreement. We believe the plaintiff’s claims are wholly without merit and accordingly have not recorded a liability for this matter.

NOTE 12. COMMITMENTS AND CONTINGENCIES

During 2007, we entered into an agreement which grants Chateau, the entity from whom we purchased the Mesquite Lake plant, the non-exclusive right to represent us in the location and development of renewable energy projects. In exchange for a quarterly fee of $98,000, Chateau was responsible for locating, analyzing and delineating the business viability, as well as providing an adequate development strategy for these projects. We paid the first quarterly payment of $98,000 during June 2007, and these payments were scheduled to continue each quarter until the final payment in March 31, 2012. During the fourth quarter of 2008, we suspended all payments to Chateau pending resolution of a dispute regarding the validity of certain air permits that were in place at Mesquite Lake at the date of our acquisition. On May 4, 2010, we received a release from all consulting fee obligations pertaining to the agreement to purchase the Mesquite Lake facility. We reduced selling, general, and administrative expenses by $686,000 for the year ended December 31, 2010 as a result of reversing liabilities previously accrued pursuant to the agreement. We are no longer obligated for the remaining $784,000 in fees which would have been previously due under this agreement.

In association with our purchase of the Port Sutton lease option, we agreed to issue restricted shares to the Seller worth $2 million, subject to a floor price of $14.25 and ceiling of $25. These shares were to be issued the sooner of 18 months from the October 2008 close date or upon the first biodiesel production or storage at the site. Accordingly, we were to issue 140,351 shares related to this acquisition. These shares are included in shares outstanding at December 31, 2011 and we anticipate to release these shares in April 2012.

We recently entered into a definitive agreement to acquire approximately 5 surface acres, including an existing well, located in West Virginia where we will develop a commercial water service facility. The acquisition will close in two phases where the first closing occurred on December 15, 2011 and the second closing will be upon the well commencing commercial operations. Upon the second closing we will be required to pay cash of approximately $94,000 plus an additional approximately $94,000 in unregistered shares of our common stock and approximately $94,000 in unregistered shares of our Series C Preferred Stock. No amounts have been accrued as this obligation is conditional upon the well commencing operations as a commercial disposal well.

Bioversel

Bioversel brought suit against the Company on September 24, 2008, alleging that the Company has repudiated its biodiesel tolling agreement, as amended with the plaintiff. The plaintiff alleged breach of contract, fraud, and conversion regarding defendant's ability to process feedstock into biodiesel under the contract. The Company filed a countersuit against Bioversel, Inc. for failure to make payments to defendant under the contract.

On October 11, 2011, the Court dismissed all claims against the Company under this lawsuit, with no right to appeal on the part of the Plaintiff.

Crown Engineering

Crown Engineering and Construction brought suit against GreenHunter Energy, Inc. on April 1, 2009 alleging that we breached our contract for services to refurbish our biomass plant in California. On January 18, 2010, a settlement was reached in the lawsuit with Crown Engineering for a cash payment of $1.8 million.

On October 29, 2010, pursuant to a bankruptcy court order, the bankruptcy trustee, on behalf of Crown Engineering and GreenHunter Energy entered into an executed mutual release of all claims each had against the other pending in any state court or other appropriate jurisdiction, including the release in full of the mechanics lien filed by Crown Engineering against the property and any indemnification obligations to the other. The difference between the settlement amount and the original claim was recognized as forgiveness of trade payable and other income for the year ended December 31, 2010.

As a result of the final settlement with Crown, approximately $1.6 million accrued in unsettled claims due to subcontractors were written off in October 2010 to forgiveness of trade payable.

Series A Debenture Holders, et al.

On or about June 29, 2007, GreenHunter issued a Private Placement Memorandum to potential investors for 10% Series A Secured Redeemable Debentures. The plaintiffs allege that the defendants fraudulently made representations to the plaintiffs that the debentures were collaterally backed by the biodiesel refinery, when in fact the only collateral for the Debentures was security in GreenHunter’s previously wholly owned subsidiary, GreenHunter BioFuels, Inc.

Plaintiffs refiled an arbitration case for this matter to be heard in Houston, Texas. The parties have since conducted a preliminary hearing. There will be no discovery conducted between the parties. This claim was settled during the year ended December 31, 2011, and GreenHunter’s insurance carrier has been covering the costs of the settlement.

Subsequent Events	3 Months Ended	12 Months Ended
	Mar. 31, 2012	Dec. 31, 2011
Subsequent Events [Abstract]
SUBSEQUENT EVENTS

NOTE 10. SUBSEQUENT EVENTS

The subsequent event disclosures herein have been updated through June 15, 2012.

Holders of $2.2 million in principle of our Series B Debentures have converted their principle plus accrued interest into 96,318 shares of our 10% Series C Preferred Stock from April 1, 2012 through the date of this report.

On April 27, 2012, we entered into an Option Agreement and a Pledge Agreement with Midwest Continent Holding, LLC (“Midwest”) to acquire 100% of Midwest’s membership interest in Blue Water Energy Solutions, LLC (“Blue Water”) on or before June 30, 2012. Blue Water owns three existing salt water disposal wells and related facilities located in Oklahoma. Midwest previously owned 100% of the membership interest of Blue Water until April 30, 2012. The price we paid for the option was $750,000, consisting of a cash payment of $250,000 and $500,000 of our Series C Preferred Stock. Midwest has pledged its membership interest in Blue Water as security for the Option Agreement. If we exercise the option, we will pay an additional $1,150,000 in cash and $500,000 in value of our common stock priced as of the exercise closing date. In the event the option is not exercised, we will return the pledged membership interest and Midwest will retain the option proceeds. The Option Agreement contains other covenants during the option period, including naming us as the sole Manager of Blue Water, LLC during the option term.

On May 17, 2012, the Company entered into a note payable with a bank for the purchase of ten water hauling trucks in the amount of $1.7 million, bearing interest at a rate of one-month LIBOR plus 4.0% with principle and interest payable monthly over the term of the loan. The note payable has a final maturity date of August 17, 2017.

On May 18, 2012, GreenHunter Water, LLC, a subsidiary of the Company, closed on a joint venture agreement providing for the acquisition by the joint venture of up to seven permitted tracts to drill saltwater wells. Through the date of this report, the Company has closed on the purchase of four of the permitted tracts. Total consideration of the purchases closed was $2.1 million, consisting of $1.2 million cash, $400 thousand of our Series C Preferred Stock, and 242,471 shares of common stock of the Company with a fair market value of approximately $466 thousand, based on a weighted average closing price of $1.92 per share.

On May 22, 2012 and June 7, 2012, the Company borrowed an additional $300 thousand and $500 thousand, respectively, under a promissory note due to the Company’s Chairman and Chief Executive Officer.

NOTE 16. SUBSEQUENT EVENTS—UNAUDITED

On January 18, 2012, the Company filed an amended registration statement with the SEC to register 125,000 shares of 10% Series C Cumulative Preferred Stock. We are amending this registration statement to allow for the issue of 600,000 shares of 10% Series C Cumulative Preferred Stock.

On January 23, 2012, the Company entered into a loan to acquire a water-hauling truck. The amount financed was $178,000, the interest rate is 7.99%, and the loan matures on March 9, 2015.

During February 2012, the Company granted 2,025,750 shares of common stock options to executive officers, employees of the Company, and a new member of the Board of Directors of the Company with an average exercise price of $1.65.

On February 17, 2012, the Company, through its wholly owned subsidiary, GreenHunter Water, closed on the acquisition of 100% of the equity ownership interest of Hunter Disposal, LLC, a wholly-owned subsidiary of Magnum Hunter Resources Corporation. The terms and conditions of the equity purchase agreement between the parties were approved by the audit committee or an independent special committee for each party. The total consideration for this acquisition was approximately $9.9 million. The consideration paid consisted of $2.2 million in cash, 1,846,722 shares of the Company's restricted common stock with a fair value of $3.3 million, 22,000 shares of our 10% Series C cumulative preferred stock with a stated value of $2.2 million, and a $2.2 million convertible promissory note due to the seller. In connection with the sale, Triad Hunter, LLC, a wholly owned subsidiary of Magnum Hunter Resources Corporation, entered into agreements with Hunter Disposal, LLC and GreenHunter Water, LLC for wastewater hauling and disposal capacity in Kentucky, Ohio and West Virginia and a five-year tank rental agreement with GreenHunter Water, LLC. See Note 13, Related Party Transactions, for more information.

The following table summarizes the purchase price and the preliminary estimate of the fair values of the net assets of Hunter Disposal, LLC as of the date acquired as determined as of January 1, 2012:

Consideration paid:
Cash paid	$2,200,000
Common shares issued—1,846,722 shares at $1.70	3,305,632
Preferred shares issued—22,000 shares at $25 stated value	2,200,000
Convertible Promissory note	2,200,000

Total consideration	$9,905,632
Disposal wells	$5,513,420
Field equipment (excluding disposal wells)	2,466,500
Office and admin assets	3,500
Deposits	29,717
Asset retirement obligation	(26,929)
Cash (bank overdraft)	(355,517)
Accounts receivable	2,442,710
Accounts receivable from Magnum Hunter Resources	2,207,676
Accounts payable & accrued expenses	(2,375,445)

Total	$9,905,632

The following unaudited summary, prepared on a pro forma basis, presents the results of operations for the years ended December 31, 2011, and 2010, as if the acquisition of Hunter Disposal, LLC, along with transactions necessary to finance the acquisitions, had occurred as of the beginning of 2010. The pro forma information includes the effects of adjustments for interest expense and depreciation expense. The pro forma results are not necessarily indicative of what actually would have occurred if the acquisition had been completed as of the beginning of each period presented, nor are they necessarily indicative of future consolidated results.

	For the Year Ended December 31,
	2011	2010
Total operating revenue	$14,202,131	$1,692,342
Total operating costs and expenses	15,465,155	6,515,753

Operating loss	(1,263,024)	(4,823,411)
Interest expense and other	(527,343)	1,926,137

Net income (loss)	(1,790,367)	(2,897,274)
Gain on disposal of discontinued operations	—	33,055,388
Loss from discontinued operations, net of taxes	—	(8,933,227)
Dividends on preferred stock	(679,106)	(655,841)

Net income (loss) attributable to common stockholders	$(2,469,473)	$20,569,046

Net income (loss) per share, basic & diluted	$(0.09)	$0.85

On February 17, 2012, the Company entered into a promissory note in conjunction with the closing of the acquisition of Hunter Disposal, LLC. The amount financed was $2.2 million, and the note carries an interest rate of 5.5% The note has a term of 36 months.

On February 28, 2012, the Company sent a letter to all holders of our 9% Series B Debentures offering them the option to convert their outstanding debentures into shares of our 10% Series C Cumulative Preferred Stock with stated value equal to the face value of their debentures, along with any unpaid interest due to them. We have received notice to convert from holders of $292,000 of our Series B Debentures into 3,136 shares of our 10% Series C Cumulative Preferred Stock subsequent to December 31, 2011, through the date of this report.

Principles of Consolidation and Basis of Presentation	12 Months Ended
Dec. 31, 2011
Principles of Consolidation and Basis of Presentation and Summary of Significant Accounting Policies [Abstract]
PRINCIPLES OF CONSOLIDATION AND BASIS OF PRESENTATION

NOTE 2. PRINCIPLES OF CONSOLIDATION AND BASIS OF PRESENTATION

The accompanying financial statements include the accounts of GreenHunter Energy, Inc. and our wholly-owned subsidiaries GreenHunter Water, LLC, GreenHunter Wind Energy, LLC and GreenHunter Mesquite Lake, LLC. We disposed of our interests in GreenHunter Biofuels Inc. on November 26, 2010, resulting in a gain of $33.1 million. See Note 5 – Discontinued Operations for more information. All significant intercompany transactions and balances have been eliminated.

Summary of Significant Accounting Policies	12 Months Ended
Dec. 31, 2011
Principles of Consolidation and Basis of Presentation and Summary of Significant Accounting Policies [Abstract]
SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

NOTE 3. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Use of Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect reported amounts. These estimates are based on information available at the date of the financial statements. Therefore, actual results could differ materially from those estimates. Significant estimates include the allocation of purchase price to assets and liabilities acquired, of fair value of stock compensation, valuation of convertible securities liability, and the assessment of assets for impairment.

Reclassifications

Certain prior period amounts have been reclassified to conform with the current year presentation.

Cash and Cash Equivalents

Cash and cash equivalents include securities with maturities of 90 days or less at the date of purchase. At times, we have cash deposits in excess of federally insured limits.

Accounts Receivable

Accounts receivable consists of storage and other revenue from our water storage tanks. We review accounts receivable periodically and reduce the carrying amount with a valuation allowance that reflects our best estimate of the amount that may not be collectible. No allowance was deemed necessary as of December 31, 2011 or 2010.

Prepaid expenses and other current assets

Prepaid expenses and other current assets at December 31, 2011 and 2010 included the following (in thousands):

	December 31,
	2011	2010
Deposits	$65	$88
Prepaid Expenses	153	182

Total	$218	$270

Property, Plant and Equipment

Property plant and equipment are stated at cost. Depreciation is computed using the straight-line method based on the following useful lives:

Automobiles	5 years
Computer and office equipment	5 to 7 years
Plant equipment	7 to 30 years
Land improvements	15 years
Buildings	30 years

Depreciation expense of $190,000 was recorded for the years ending December 31, 2011 and 2010. During planning of construction of our Mesquite Lake plant, we capitalized $626,000 in interest expense during the twelve months ended December 31, 2010. Material expenditures which increase the life of an asset are capitalized and depreciated over the estimated remaining useful life of the asset. The cost of equipment sold, or otherwise disposed of, and the related accumulated depreciation or amortization is removed from the accounts, and any gains or losses are reflected in current operations.

Construction in progress totaling $12.8 million within Plant and other Equipment on our balance sheet were assets not being depreciated at December 31, 2011, as they were not in use. They will be placed in use and subject to depreciation once construction is completed on the Mesquite Lake biomass plant. Items in Construction in Progress are not subject to depreciation while they are under construction.

Deferred Financing Costs

Costs incurred in connection with issuing debt are capitalized and amortized as an adjustment to interest expense over the term of the debt instrument using the interest method. Approximately $173,000 of our deferred financing costs are related to the Series B debentures, which are in default and are classified as current liabilities. If these obligations are repaid before the original maturity date of February 28, 2014, the related deferred financing costs will be written off at that time.

Other Non-Current Assets

Other non-current assets at December 31, 2011 and 2010 included the following (in thousands):

	2011	2010
Power Purchase Agreement	$1,396	$1,396
Deposits and other non-current assets	52	50

Total	$1,448	$1,446

Impairments

We periodically evaluate whether events and circumstances have occurred that may warrant revision of the estimated useful life of long-term assets or whether the remaining balance of long-term assets should be evaluated for possible impairment. We compare the estimate of the related undiscounted cash flows over the remaining useful lives of the applicable assets to the assets’ carrying values in measuring their recoverability. When the future cash flows are not sufficient to recover an asset’s carrying value, an impairment charge is recorded for the difference between the asset’s fair value and its carrying value. We recorded no impairments during 2011, and during 2010 we recorded impairments of $161,000 related to deposits on wind projects that were cancelled.

Asset Retirement Obligations

The Company accounts for asset retirement obligations based on the guidance of ASC 410 which addresses accounting and reporting for obligations associated with the retirement of tangible long-lived assets and the associated asset retirement costs. ASC 410 requires that the fair value of a liability for an asset’s retirement obligation be recorded in the period in which it is incurred and the corresponding cost capitalized by increasing the carrying amount of the related long-lived asset. The liability is accreted to its then present value each period, and the capitalized cost is depreciated over the estimated useful life of the related asset. We have not recorded any asset retirement obligations because we will conduct power generation predominately from waste materials, and plan to continue to do so in the future. We never intend to cease operations or retire all of our assets, and we cannot estimate costs that we do not intend to incur.

Repairs and Maintenance

We charge the cost of repairs and maintenance, including the cost of replacing minor items not constituting substantial betterment, to selling, general and administrative expenses as these costs are incurred.

Revenue recognition

We record revenues when the product has been delivered or the services have been provided to the customer, the sales price is fixed or determinable, and collectability is reasonably assured. Transportation, shipping and handling costs incurred on shipments to customers are included in selling, general and administrative costs. Excise and other taxes collected from customers and remitted to governmental authorities are not included in revenue.

Stock-Based Compensation

The Company accounts for share-based compensation in accordance with the provisions of the ASC standards which require companies to estimate the fair value of share-based payment awards made to employees and directors, including stock options, restricted stock and employee stock purchases related to employee stock purchase plans, on the date of grant using an option-pricing model. The value of the portion of the award that is ultimately expected to vest is recognized as an expense ratably over the requisite service periods. We estimate the fair value of each share-based award using the Black-Scholes option pricing model for service and performance based awards and the lattice model for market-based awards. Certain of our grants have performance-based vesting terms. We amortize the fair value of these awards over their estimated vesting terms which are based on both the probability and estimated timing of the achievement of these performance goals. See Note 11 for additional information on our stock-based compensation.

Income Taxes

We account for income taxes under the liability method. Deferred tax assets and liabilities are determined based on differences between financial reporting and tax bases of assets and liabilities and are measured using the enacted tax rates and laws that will be in effect when the differences are expected to reverse. We measure and record income tax contingency accruals in accordance with ASC 740, Income Taxes.

We recognize liabilities for uncertain income tax positions based on a two-step process. The first step is to evaluate the tax position for recognition by determining if the weight of available evidence indicates that it is more likely than not that the position will be sustained on audit, including resolution of related appeals or litigation processes, if any. The second step requires us to estimate and measure the tax benefit as the largest amount that is more than 50% likely to be realized upon ultimate settlement. It is inherently difficult and subjective to estimate such amounts, as we must determine the probability of various possible outcomes. We reevaluate these uncertain tax positions on a quarterly basis or when new information becomes available to management. These reevaluations are based on factors including, but not limited to, changes in facts or circumstances, changes in tax law, successfully settled issues under audit, expirations due to statutes, and new audit activity. Such a change in recognition or measurement could result in the recognition of a tax benefit or an increase to the tax accrual.

We classify interest related to income tax liabilities as income tax expense, and if applicable, penalties are recognized as a component of income tax expense. The income tax liabilities and accrued interest and penalties that are anticipated to be due within one year of the balance sheet date are presented as current liabilities in our consolidated balance sheets.

Fair Value of Financial Instruments

Accounting standards define fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The standards also establish a framework for measuring fair value and a valuation hierarchy based upon the transparency of inputs used in the valuation of an asset or liability. Classification within the hierarchy is based upon the lowest level of input that is significant to the fair value measurement. The valuation hierarchy contains three levels:

Level 1—Quoted prices (unadjusted) for identical assets or liabilities in active markets

Level 2—Quoted prices for similar assets or liabilities in active markets; quoted prices for identical or similar assets or liabilities in markets that are not active; and model-derived valuations whose inputs or significant value drivers are observable

Level 3—Significant inputs to the valuation model are unobservable

The following table shows assets and liabilities measured at fair value on a recurring basis as of December 31, 2011 and 2010 and the input categories associated with those assets and liabilities.

Fair value measurements on a recurring basis December 31, 2011
	Level 1	Level 2	Level 3
Convertible securities	$—	$—	$23,857

Total liabilities at fair value	$—	$—	$23,857

Fair value measurements on a recurring basis December 31, 2010
	Level 1	Level 2	Level 3
Convertible securities	$—	$—	$1,001,622

Total liabilities at fair value	$—	$—	$1,001,622

The significant assumptions used in calculating the fair values of the convertible securities were a present value factor of 99.84%, a probability of occurrence of a dilutive event of 0.1%, and a volatility of 80.0%

The following schedule shows the changes in fair value measurements during the year ended December 31, 2011:

Fair market value as of December 31, 2010	$(1,001,622)
Unrealized loss from change in fair market value	(185,944)
Fair market value of derivatives settled upon conversion of Preferred Stock to common shares	1,163,709

Fair market value as of December 31, 2011	$(23,857)

The carrying value of cash and cash equivalents, receivables, and accounts payable approximate their respective fair values due to the short-term nature of these instruments. Based on borrowing rates which management believes would currently be available to the Company for similar issues of debt, taking into account the current credit risk of the Company and other market factors, the carrying value of the Company's debt obligations approximate their fair value.

The Company had current derivative liabilities resulting from the antidilutive features on its common stock warrants, Series A Convertible Preferred Stock, and Series B Convertible Preferred Stock. The estimated fair value of the convertible securities liability is revalued at each balance sheet date, with changes in value recorded as other income or expense in the consolidated statements of operations. As discussed in Note 9, Stockholders’ Equity, on June 21, 2011, pursuant to the agreement with the holder of our Series A and Series B Preferred Stock outstanding, the holder converted 772 shares of Series A Preferred and 773 shares of Series B Preferred with combined stated value of $1.8 million into 772,500 units under a private placement of common stock and warrants. The fair value of the antidilutive provision for those shares on June 21, 2011, of $1.2 million was reclassed to additional paid in capital upon the conversion of the preferred shares.

Income or Loss Per Common Share

Basic net income or loss per common share is computed by dividing the net income or loss attributable to common stockholders by the weighted average number of shares of common stock outstanding during the period. Diluted net income or loss per common share is calculated in the same manner, but also considers the impact to net income or loss and common shares outstanding for the potential dilution from stock options, unvested and unissued stock awards, warrants, and convertible debentures and preferred stock.

We have issued potentially dilutive instruments in the form of our 8% Series A Preferred Stock, Series B Preferred Stock, Series B Convertible Debentures, common stock warrants and common stock options granted to our employees. There were 22,778,356 and 21,263,168 dilutive securities outstanding at December 31, 2011 and 2010, respectively. We did not include any of these instruments in our calculation of diluted loss per share during the period because to include them would be anti-dilutive due to our net loss from continuing operations during the periods.

Shares of our common stock underlying the following securities were not included in dilutive weighted average shares outstanding for the years ended December 31, 2011 and 2010, as their effects would have been anti-dilutive.

	December 31,
	2011	2010
Stock options	8,826,500	7,076,500
Warrants	3,549,047	5,443,911
Convertible debentures	6,486,917	5,686,310
Convertible notes payable to related party	1,022,148	—
Preferred Stock	2,893,744	3,056,447

Total	22,778,356	21,263,168

During April 2011, the compensation committee approved the grant of shares of the Company’s common stock to be valued at $1.0 million or 1,111,111 shares of common stock based on the per share price of $0.90, the closing price on April 5, 2011, to the Company’s Chairman and Chief Executive Officer, pending shareholder approval. These shares are not included in shares outstanding, weighted average shares outstanding, and potentially dilutive securities, since the grant has not yet been approved by shareholders.

Recently Issued Accounting Standards	12 Months Ended
Dec. 31, 2011
Recently Issued Accounting Standards [Abstract]
RECENTLY ISSUED ACCOUNTING STANDARDS

NOTE 4. RECENTLY ISSUED ACCOUNTING STANDARDS

In May 2011, the FASB issued ASU 2011-04, Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs. The amended guidance changes several aspects of the fair value measurement guidance in ASC 820, Fair Value Measurement, further clarifying how to measure and disclose fair value. This guidance amends the application of the “highest and best use” concept to be used only in the measurement of fair value of nonfinancial assets, clarifies that the measurement of the fair value of equity-classified financial instruments should be performed from the perspective of a market participant who holds the instrument as an asset, clarifies that an entity that manages a group of financial assets and liabilities on the basis of its net risk exposure can measure those financial instruments on the basis of its net exposure to those risks, and clarifies when premiums and discounts should be taken into account when measuring fair value. The fair value disclosure requirements also were amended. The amendment is effective for the Company at the beginning of January 2012, with early adoption prohibited. The adoption of this amendment is not expected to materially affect the Company’s financial statements.

In January 2010, the FASB issued ASC 2010-06, Improving Disclosures about Fair Value Measurements (ASC 820-10). These new disclosures require entities to separately disclose amounts of significant transfers in and out of Level 1 and Level 2 fair value measurements and the reasons for the transfers. In addition, in the reconciliation for fair value measurements for Level 3, entities should present separate information about purchases, sales, issuances, and settlements. This guidance is effective for interim and annual reporting periods beginning after December 15, 2009, except for the disclosures about purchases, sales, issuances and settlements in the roll forward of activity in Level 3 fair value measurements. Those disclosures are effective for fiscal years beginning after December 15, 2010 and for interim periods within those fiscal years. Our adoption of the disclosures, excluding the Level 3 activity disclosures, did not have a material impact on our notes to the condensed consolidated financial statements. See Note 3—Fair Value of Financial Instruments for additional information. We are still evaluating the impact of the Level 3 disclosure requirements on our notes to the consolidated financial statements.

Discontinued Operations	12 Months Ended
Dec. 31, 2011
Discontinued Operations [Abstract]
DISCONTINUED OPERATIONS

NOTE 5. DISCONTINUED OPERATIONS

During June 2010, the assets of GreenHunter BioFuels, Inc. were placed into receivership. On November 26, 2010, the Company transferred all of its common stock in BioFuels to an irrevocable trust for the benefit of the holders of the Series A Debentures and their respective successors, assigns, heirs and devisees in full and final satisfaction of any obligation the Company might have to the holders of the Series A Debentures, based on the terms of the debenture agreements. These debentures were secured by GreenHunter Energy's ownership interest in GreenHunter BioFuels common stock and were otherwise non-recourse to GreenHunter Energy. The divestiture of our interests in GreenHunter BioFuels resulted in a gain of $33.1 million.

The following table provides summarized income statement information related to BioFuels discontinued operations for the year ended December 31, 2010:

2010
Sales and other revenues from discontinued operations	$319,170
Operating expenses from discontinued operations	(4,449,138)
Other income from discontinued operations	(4,903,259)

Net loss from discontinued operations	$(9,033,227)

We completed the sale of the Telogia plant during February 2009 for total proceeds of approximately $4.5 million cash received. We recorded a gain of approximately $443,000 on the disposal net of post closing adjustments.

The following table provides summarized income statement information related to Telogia's discontinued operations for the year ended December 31, 2010:

2010
Other income from discontinued operations	$100,000

Net income from discontinued operations	$100,000

Income Taxes	12 Months Ended
Dec. 31, 2011
Income Taxes [Abstract]
INCOME TAXES

NOTE 8. INCOME TAXES

At December 31, 2011, we had available for U.S. federal income tax reporting purposes, a net operating loss (NOL) carry-forward for regular tax purposes of approximately $57 million which expires in varying amounts during the tax years 2027 through 2031. No provision for federal income tax benefit is reflected on the statement of operations for the year ended December 31, 2011 because we are uncertain as to our ability to utilize our NOL in the future.

The NOL above includes $2.5 million of deductions for excess stock-based compensation. Excess stock-based compensation deductions represent stock-based compensation that have generated tax deductions that have not yet resulted in a cash tax benefit because the Company has NOL carry-forwards. The Company plans to recognize the federal NOL tax assets associated with excess stock-based compensation tax deductions only when all other components of the federal NOL tax assets have been fully utilized. If and when the excess stock-based compensation related NOL tax assets are realized, the benefit will be credited directly to equity.

The following is a reconciliation of the reported amount of income tax expense (benefit) for the years ended December 31, 2011 and 2010, to the amount of income tax expense that would result from applying domestic federal statutory tax rates to pretax income:

	2011	2010
	(in thousands)
Statutory tax expense (benefit)	$(1,638)	$(1,185)
Change in valuation allowance	1,409	823
Effect of permanent differences and other
Interest expense disallowed for tax	166	21
Effect of other permanent differences	63	341

Total Tax Expense	$—	$—

The components of our deferred income taxes were as follows for the years ended December 31, 2011 and 2010:

	2011	2010
	(in thousands)
Deferred tax assets:
Net operating loss carryover	$18,855	$17,706
Capital loss carryover	77	77
Charitable contributions carryover	4	4
Share based compensation	5,795	5,516
Property and equipment	508	527

Total net deferred tax assets	25,239	23,830
Less valuation allowances	(25,239)	(23,830)

Net deferred tax assets	$—	$—

In June 2006, the FASB issued ASC 740 Accounting for Uncertainty in Income Taxes, an Interpretation of FASB Statement No. 109. We adopted ASC 740 on January 1, 2007. Under ASC 740, tax benefits are recognized only for tax positions that are more likely than not to be sustained upon examination by tax authorities. The amount recognized is measured as the largest amount of benefit that is greater than fifty percent likely to be realized upon ultimate settlement. Unrecognized tax benefits are tax benefits claimed in our tax returns that do not meet these recognition and measurement standards.

Upon the adoption of ASC 740, we had no liabilities for unrecognized tax benefits, and, as such, the adoption had no impact on our financial statements, and we have recorded no additional interest or penalties. The adoption of ASC 740 did not impact our effective tax rates.

Our policy is to recognize potential interest and penalties accrued related to unrecognized tax benefits within income tax expense. For the years ended December 31, 2011 and 2010, we did not recognize any interest or penalties in our consolidated condensed statement of operations, nor did we have any interest or penalties accrued in our consolidated condensed balance sheet at December 31, 2011 and 2010 relating to unrecognized tax benefits.

The tax years 2008-2011 remain open to examination for federal income tax purposes and by the other major taxing jurisdictions to which we are subject. The tax years 2007-2011 remain open for the Texas Margin tax.

Convertible Securities	12 Months Ended
Dec. 31, 2011
Convertible Securities [Abstract]
CONVERTIBLE SECURITIES

NOTE 10. CONVERTIBLE SECURITIES

Effective January 1, 2009, the Company adopted the provisions of Emerging Issues Task Force (EITF) 07-05, Determining Whether an Instrument (or Embedded Feature) Is Indexed to an Entity’s Own Stock, which was primarily codified into FASB ASC 815, Derivatives and Hedging (“ASC 815”). As a result of adopting ASC 815, warrants to purchase shares of the Company’s common stock, the Company’s Series A Convertible Preferred Stock, and the Company's Series B Convertible Preferred Stock previously treated as equity were reclassified as derivative liabilities. As such, effective January 1, 2009, the Company reclassified the fair value of these securities from equity to liability status as if these securities were recorded as a derivative liability since their dates of issuance due to the securities having anti-dilutive provisions.

As of December 31, 2011 and 2010, the fair value of the unrealized loss associated with the antidilution provisions on convertible securities was estimated to be $24,000 and $1.0 million, respectively, using a form of the income approach. The Company recorded a $186,000 and $1.0 million non-cash charge related to the change in fair value of unrealized loss on convertible securities for the years ended December 31, 2011 and 2010, respectively. These warrant liabilities are marked to fair value from January 1, 2009 resulting in the recognition of gain or loss in the Company’s consolidated statements of operations as gain or loss from change in fair value of warrant liabilities from that date.

Due to the nature of these derivative instruments, the instruments contain no credit-risk-related contingent features.

Quarterly Financial Data	12 Months Ended
Dec. 31, 2011
Quarterly Financial Data [Abstract]
QUARTERLY FINANCIAL DATA

NOTE 14. QUARTERLY FINANCIAL DATA

The following tables set forth unaudited summary financial results on a quarterly basis for the two most recent years.

	Quarter Ended				Total Year
	March 31	June 30	September 30	December 31
2011
Operating loss	$(1,173,330)	$(1,037,348)	$(686,261)	$(1,413,943)	$(4,310,882)
Net income (loss) attributable to common shareholders	(1,473,997)	(1,654,672)	(1,026,338)	(1,341,503)	(5,496,510)
Basic and diluted earnings (loss) per common share	$(0.06)	$(0.07)	$(0.04)	$(0.05)	$(0.22)
Weighted average shares	22,861,204	23,981,809	25,886,392	25,949,002	24,669,783

2010
Operating loss	$(1,297,620)	$(729,806)	$(1,639,539)	$(1,753,755)	$(5,420,720)
Net income (loss) attributable to common shareholders	(2,700,582)	(4,297,358)	(2,749,306)	29,729,001	19,981,755
Basic and diluted earnings (loss) per common share	$(0.12)	$(0.19)	$(0.12)	$1.32	$0.89
Weighted average shares	22,101,861	22,373,261	22,500,492	22,533,363	22,428,950

Segment Data	12 Months Ended
Dec. 31, 2011
Segment Data [Abstract]
SEGMENT DATA

NOTE 15. SEGMENT DATA

We currently have three reportable segments: Wind Energy, Water Management, and Biomass. Each of our segments is a strategic business that offers different products and services. They are managed separately because each business unit requires different technology, marketing strategies and personnel. All of our segments are still in development stages with no significant operations.

Our Water Management segment is currently in the development stage and has a number of projects under development. We recently entered into a definitive agreement to acquire approximately 5 surface acres, including an existing well, located in West Virginia where we will develop a commercial water service facility. The acquisition includes an existing well that has been approved for commercial water disposal. The acquisition will close in two phases where the first closing occurred on December 15, 2011 and the second closing will be upon the well commencing commercial operations. We will pay in total approximately $375,000, which will consist of approximately $188,000 in cash plus an additional approximately $94,000 in unregistered shares of our common stock based on volume weighted average price of our common stock over the 10 previous trading days prior to closing and approximately $94,000 in unregistered shares of our Series C Preferred Stock.

Planned uses for this location include a treatment facility for oilfield produced water, frac water and drilling mud, one or more salt water disposal wells and a heavy equipment and frac tank lay-down yard. The property to be acquired through this transaction is strategically located in the heart of the drilling activity within the Appalachian resource plays of the Marcellus Shale and new Utica Shale, as well as being strategically located nearby existing highways where water hauling trucks are very active.

Our Wind Energy segment is currently in the development stage. We currently have no wind projects that we are developing.

Our Biomass segment is also in the development stage. We have purchased an inactive 18.5 MW (nameplate capacity) biomass power plant located in California, Mesquite Lake, and an inactive 14 MW (nameplate capacity) biomass power plant located in Telogia, Florida which was sold during the first quarter of 2009. We began refurbishing the plant during the third quarter in 2008. During 2008, we found that the existing air permit for the plant was not sufficient to support our planned operations, and we put this project on hold during the fourth quarter of 2008 while we went through the re-permitting process. We executed a new power purchase agreement for this facility in October 2009 and we obtained the air permit in July 2010. We plan to resume construction on the facility, including an expansion of up to 10 Megawatts ("MW"), sometime during the second quarter of 2012, assuming additional sources of capital are obtained.

Our Biomass segment will produce energy from organic matter available at or near the plant sites.

The accounting policies for our segments are the same as those described in Note 3. There are no intersegment revenues or expenses.

Segment data for the two years ended December 31, 2011 and 2010 follows:

	For the Year Ended December 31, 2011
	Unallocated Corporate	Water Management	BioMass	Wind Energy	TOTAL
Total Revenues	$—	$1,105,340	$—	$—	$1,105,340
Total Operating Costs	—	1,065,154	—	3,316	1,068,470
Depreciation expense	189,656	—	—	—	189,656
Selling, general and administrative	3,768,743	91,079	296,986	1,288	4,158,096

Operating income (loss)	(3,958,399)	(50,893)	(296,986)	(4,604)	(4,310,882)
Other income and (expense)	(500,845)	(5,677)	—	—	(506,522)

Loss from continuing operations	$(4,459,244)	$(56,570)	$(296,986)	$(4,604)	$(4,817,404)

Total Assets	$2,778,853	$1,406,187	$18,981,516	$(476)	$23,166,080

Capital Expenditures	$—	$1,061,823	$34,181	$—	$1,096,004

	For the Year Ended December 31, 2010
	Unallocated Corporate	Water Management	BioMass	Wind Energy	TOTAL
Total Operating Costs	$—	$—	$—	$(10,630)	$(10,630)
Depreciation expense	189,758	—	—	—	189,758
Loss on asset impairments	—	—	—	160,824	160,824
Selling, general and administrative	4,466,507	—	597,325	16,936	5,080,768

Operating loss	(4,656,265)	—	(597,325)	(167,130)	(5,420,720)
Other income and (expense)	(619,374)	—	2,305,527	250,002	1,936,155

Income (loss) from continuing operations	$(5,275,639)	$—	$1,708,202	$82,872	$(3,484,565)

Total Assets	$4,411,739	$—	$18,984,743	$21,530	$23,418,012

Capital Expenditures	$634,293	$—	$1,470,280	$—	$2,104,573